Exhibit 10.22

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXECUTION COPY

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”) is entered into on this 17th day of June, 2013 (the “Effective Date”) by and between Kadmon Pharmaceuticals, LLC, a Pennsylvania limited liability company (“Kadmon”), AbbVie Bahamas Ltd., a Bahamas corporation (“AbbVie”), and solely for purposes of Section 8.12, AbbVie Inc., a Delaware corporation (“Parent”).  Kadmon and AbbVie may each be referred to herein individually as a “Party” and collectively as the “Parties.”  Capitalized terms used in this Agreement shall have the meanings ascribed to them in Section 1 herein.

BACKGROUND

WHEREAS, Kadmon owns or controls certain proprietary rights, regulatory approvals, know-how and technology related to the Product in the Territory;

WHEREAS, Kadmon desires to sell, assign, transfer, convey and deliver to AbbVie, and AbbVie desires to purchase, acquire and accept from Kadmon, the Purchased Assets, upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, simultaneously with the execution and delivery of this Agreement, the Parties will be entering into certain Ancillary Agreements, including a License Agreement pursuant to which AbbVie and its Affiliates shall acquire a license from Kadmon to develop and commercialize the Product in the territory described in the License Agreement on an exclusive or non-exclusive basis, as applicable.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             DEFINITIONS.

1.1          “AbbVie Party(ies)” means AbbVie and its Affiliates.

1.2          “Affiliate(s)” means, with respect to a Party, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Party.  For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (i) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance; or (ii) the ownership, directly or indirectly, of more than *** % of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity).  The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than *** %, and that in such case such lower percentage shall be substituted in the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

preceding sentence, provided that such foreign investor has the power to direct the management or policies of such entity.

1.3          “Ancillary Agreements” means, collectively, the Bill of Sale, Assignment and Assumption Agreement, the Patent Assignment Agreement, the License Agreement, the Supply Agreement and the Escrow Agreement.

1.4          “ANDA” means the abbreviated new drug application number 077-456.

1.5          “Applicable Laws” means all federal, state, local or foreign laws, codes, statutes, ordinances, regulations, rules, guidance, or orders of any kind whatsoever pertaining to either Party, the Purchased Assets or any of the activities contemplated by this Agreement, including, without limitation, all relevant European Union Law, the FDCA, Public Health Services Act, Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a et seq.), Anti-Kickback Statute (42 U.S.C. § 1320a-7b et seq.), the Health Insurance Portability and Accountability Act of 1996, data security and confidentiality, patient and information privacy, and tax laws, and any other regulations promulgated by any Governmental Authority, all as amended from time to time in the relevant territory.

1.6          “Assigned Contracts” means the Contracts between Kadmon or its Affiliates and Third Parties pursuant to which Kadmon has rights and/or obligations with respect to any Purchased Asset or the Product related to the Territory, all of which Assigned Contracts are listed on Schedule 1.6 hereto.

1.7          “Assumed Liabilities” has the meaning set forth in Section 2.8.

1.8          “BID Product” means the 200mg, 400mg or 600mg standalone tablets (and specifically excluding capsules) that contain the Compound as the active ingredient and are to be taken twice daily.

1.9          “Bill of Sale, Assignment and Assumption Agreement” means a bill of sale, assignment and assumption agreement in substantially the form and substance attached hereto as Exhibit A.

1.10        “Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States, or any day on which banking institutions in New York City are authorized or required by law or other governmental action to close.

1.11        “cGCP” means the then-current applicable current Good Clinical Practice requirements under Applicable Laws for clinical trials that support or are intended to support Registrations, including as set forth in International Conference on Harmonization E6: Good Clinical Practices Consolidated Guideline and in 21 C.F.R. Parts 50, 54, 56, and 312, and as otherwise required by the applicable Governmental Authority in any jurisdiction in the world.

1.12        “cGLP” means the then-current Good Laboratory Practice requirements under Applicable Laws for nonclinical laboratory studies that support or are intended to support applications to conduct research in humans or to obtain Registrations, including as set forth in 21

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

C.F.R. part 58 and EC Directives 2004/10/EC and 2004/9/EC, and as otherwise required by the applicable Governmental Authority in any jurisdiction in the world.

1.13        “cGMP” means the FDA’s current Good Manufacturing Practice Regulations at 21 C.F.R. Parts 210 and 211, 21 U.S.C. 351(a), and the applicable counterpart requirements for the manufacture, warehousing, packaging, and distribution of drug products for human use promulgated by Governmental Authorities in countries outside the United States where the Compound or Product (or any component thereof) is or was previously manufactured, produced, distributed, marketed, sold or developed by Kadmon or any of its Affiliates, including any amendments or revisions thereto.

1.14        “Clinical Data” means all data collected or otherwise generated under or in connection with all clinical studies, including all bioequivalence studies, including: (a) raw data, reports listing or summarizing such data, and results with respect thereto, including all case report forms; (b) the tables, figures and graphs based upon the rules and instructions described in the statistical analysis plan for all studies in the SAS datasets compiled from the clinical data management database; (c) a detailed summary of all data generated or compiled in connection with the bioequivalence studies (including electronic or other reasonable access to all raw data, including case report forms); and (d) all results and analyses of the bioequivalence studies, including all analyses conducted by Kadmon or its Affiliates in connection with the bioequivalence studies.

1.15        “Commercially Reasonable Efforts” means with respect to the efforts to be expended by a Party with respect to any objective, reasonable, good faith efforts to accomplish such objective as a Person in the life sciences industry would normally use to accomplish a similar objective under similar circumstances, taking into consideration the stage of development or product life, market potential, efficacy, safety, approved labeling, competitiveness of alternative products sold by Third Parties in the marketplace, patent and other proprietary positions, and profitability (including royalties payable to licensors of patent or other intellectual property rights other than any royalty, milestone or other payment to be made under this Agreement), and, with respect to the efforts to be expended by an AbbVie Party, taking into consideration the impact of such activities on AbbVie’s products for the treatment of Hepatitis C virus.

1.16        “Commercialization” and “Commercialize” means the activities carried out by or on behalf of a Party in distributing (including importing, transporting, warehousing, invoicing, handling and delivering Product to customers), promoting, marketing and selling Product, but does not include selling the Product for clinical trial purposes.

1.17        “Co-Packaged Product” means any product containing a Product and any other approved drug, in separate final dosage forms, packaged together with appropriate labeling, intended for use together, for the ease of the patient.

1.18        “Competing Product” means any product containing the Compound, including the Product; provided that this definition shall not include (a) capsule formulations with a

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Compound dose equal to or less than 200mg; or (b) products (other than Co-Packaged Product) sold for clinical trial purposes anywhere in the world.

1.19        “Compound” means that certain compound having the formula 1-[(2R,3R,4S,5R)-3,4-dihydroxy-5-(hydroxymethyl)oxolan-2-yl]-1H-1,2,4-triazole-3-carboxamide.  [CAS # 36791-04-5].

1.20        “Confidential Information” means technical, financial, manufacturing or marketing information, ideas, methods, developments, improvements, business plans, know-how, trade secrets or other proprietary information relating thereto, together with analyses, compilations, studies or other documents, records or data prepared by the Parties and their Affiliates which contain or otherwise reflect or are generated from such information.

1.21        “Contracts” means any and all binding commitments, contracts, purchase orders, licenses, permits, instruments, commitments, arrangements, undertakings, practices or other agreements.

1.22        “Control” means, with respect to any item of Kadmon Intellectual Property Rights or Confidential Information, ownership of or possession of the right, whether directly or through an Affiliate, by ownership or license, to use, assign or practice such item of Kadmon Intellectual Property Rights or Confidential Information.

1.23        “Drug Laws” means the Food, Drug and Cosmetic Act, the Public Health Service Act, any Applicable Law promulgated by the EMA or similar laws of any foreign jurisdiction.

1.24        “Drug Master File” or “DMF” means a drug master file document containing detailed information about the manufacturing of the Product the active pharmaceutical ingredient of the Product packaging, and/or excipient, colorant, flavour, essence, or material including information describing the manufacturing site, the manufacturing facility, the operating procedures, the personnel, the manufacture, chemistry and control of the drug substance and the drug substance intermediates.

1.25        “Effective Transfer” means, on a Regulatory Approval by Regulatory Approval basis, the various filings required to be made by Kadmon and described on Schedule 3.7, and following such filings, the transfer of legal ownership of the Regulatory Approvals to an AbbVie Party and the acknowledgement of such transfer by the applicable Pharmaceutical Product Regulatory Authority.

1.26        “EMA” means the European Medicines Agency, and any successor agency(ies) or authority having substantially the same function.

1.27        “Encumbrance” means any lien, mortgage, security interest, pledge, restriction on transferability or use, right of first refusal, defect of title, restriction on receipt of income or other attribute of ownership, or other claim, charge or encumbrance of any nature whatsoever on any asset, property or property interest.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.28        “Escrow Agent” means the escrow agent that is a signatory to the Escrow Agreement.

1.29        “Escrow Agreement” means the escrow agreement in substantially the form and substance attached hereto as Exhibit D.

1.30        “EU Biostudies” means the bioequivalence studies conducted for the European Union in respect of the BID Product with reference numbers P1ER07003, P1ER07004, M1ER07005 and M1ER07006.

1.31        “Excluded Tax Liabilities” means any liability for (i) Taxes that relate, or are attributable, to the Purchased Assets or the Assumed Liabilities, in each case for any Pre-Closing Tax Period (including the Taxes apportioned to a Pre-Closing Tax Period pursuant to Section 3.3.3), (ii) Taxes of Kadmon, (iii) payments by Kadmon under any Tax allocation, sharing or similar agreement or arrangement, other than pursuant to this Agreement or the Ancillary Agreements, and (iv) any Transfer Taxes payable by Kadmon (as determined under Section 3.3.2).

1.32        “Ex-US Clinical Data” means all Clinical Data related to the Product in the Territory as set forth Schedule 1.32 — Part A, but excluding any Clinical Data (a) contained in the ANDA, and (b) set forth on Schedule 1.32 — Part B.

1.33        “Ex-US Marketing Authorizations” means the Registrations for the Product set forth on Schedule 1.33.

1.34        “Ex-US Regulatory Documentation” means all Regulatory Documentation related to the Ex-US Marketing Authorizations and to Obtained EU Marketing Authorizations, but excluding any Clinical Data that AbbVie has a right of reference to under Section 2.4.

1.35        “FDA” means the United States Food and Drug Administration, and any successor agency(ies) or authority having substantially the same function.

1.36        “FDCA” means the U.S. Federal Food, Drug and Cosmetic Act, as amended, 21 U.S.C. § 321, et seq.

1.37        “Governmental Authority” means any nation or government, any provincial, state, regional, local or other political subdivision thereof, any supranational organization of sovereign states, and any entity, department, commission, bureau, agency, authority, board, court, official or officer, domestic or foreign, exercising executive, judicial, regulatory or administrative functions of or pertaining to government, including the FDA and the EMA.

1.38        “IND” means Investigational New Drug Application filed with the FDA pursuant to 21 C.F.R. §312, or the equivalent application or filing filed with any equivalent agency or Governmental Authority in the Territory.

1.39        “Infringement” has the meaning set forth in Section 8.15.3(a).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.40        “Infringement Claim” has the meaning set forth in Section 8.15.4(a).

1.41        “Institutional Review Board” means any domestic or foreign institutional review board or ethics committee overseeing any clinical trial involving the Product.

1.42        “Intellectual Property Rights” means (i) Patent Rights, (ii) trademarks, trademark registrations, trademark applications, service marks, service mark registrations, service mark applications and domain names, (iii) copyrights, copyright registrations and copyright applications, (iv) know-how, inventions, formulae, processes and trade secrets, and (v) all rights in all of the foregoing provided by Applicable Law.

1.43        “JPMT” means the Joint Project Management Team, to be established in accordance with the terms set forth Exhibit H.

1.44        “Kadmon Credit Agreement” means the Amended and Restated Credit Agreement, dated October 31, 2011, as amended, by and among Kadmon, Cortland Capital Market Services, LLC, as administrative agent thereunder, and the lenders party thereto.

1.45        “Kadmon Patent Rights” means all Patent Rights Controlled by Kadmon that claim or otherwise cover the Product, the manufacture of the Product or the use of the Product, in each case in the Territory, which Patent Rights are listed on Exhibit C, and including the Patent Application.

1.46        “Knowledge” means all facts actually known, or which should have been reasonably known, by the relevant personnel with primary responsibility for the matter in question on a day to day basis, following reasonable investigation and inquiry by such personnel.

1.47        “Liability” means, collectively, any indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, choate or inchoate, liquidated or unliquidated, secured or unsecured, direct or indirect, matured or unmatured, due or to become due, absolute or contingent, accrued or not accrued, and whether or not required to be reflected in the financial statements in accordance with International Financial Reporting Standards.

1.48        “License Agreement” means the license agreement in substantially the form and substance attached hereto as Exhibit E.

1.49        “Losses” means any and all losses, liabilities, damages, claims, awards, judgments, Taxes, interest, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees, experts’ fees and other similar out-of-pocket expenses) actually suffered or incurred, but excluding punitive, special, exemplary or consequential damages unless (a) in connection with a breach of Sections 3.10 or 3.11, or (b) such punitive, special, exemplary or consequential damages are awarded to a Third Party in connection with a Third Party Claim.

1.50        “Major Countries” means the collective reference to the United Kingdom, France, Germany, Italy and Spain and “Major Country” means any one of such countries.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.51        “Manufacturing Documentation” means any and all documentation that is under the possession or control of Kadmon (or any of its Affiliates or Third Party contractors) for the manufacture of the Product (or any component thereof) for sale in the Territory, including the following: manufacturing and packaging instructions; batch record templates; analytical test methods and specifications for the Product, raw materials, manufacturing, packaging, cleaning and stability; development reports supporting manufacturing and Product formulation;  validation reports (manufacturing process, analytical, packaging and cleaning); standard operating procedures; master formula; stability data; purification; formulation; filling; finishing; labeling; shipping and holding of the Product, or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance, and quality control and interacting with regulatory authorities regarding any of the foregoing; reference standard information; approved supplier lists; and notebooks whether paper or electronic, including the Manufacturing Documentation owned by Kadmon that is listed on Schedule 1.51 — Part A (“Owned Manufacturing Documentation”) and the Manufacturing Documentation owned by any of Kadmon’s Third Party suppliers (“Third Party Supplier Manufacturing Documentation”) that is comprised of those documents listed on Schedule 1.51 — Part B plus other Manufacturing Documentation. Notwithstanding the foregoing, Manufacturing Documentation shall not include any Drug Master File held by a Third Party manufacturer of the Compound.

1.52        “Material Adverse Effect” means any change, circumstance or event that, individually or in the aggregate, has a material adverse effect on the Product or Purchased Assets, taken as a whole; provided, however, that Material Adverse Effect shall exclude any adverse changes or conditions as and to the extent such changes or conditions relate to or result from: (a) the announcement of this Agreement or the pendency of the transactions contemplated hereby; (b) the execution, delivery or performance of this Agreement and the Ancillary Agreements; (c) general economic conditions or other conditions generally affecting the pharmaceutical industry which do not have a disproportionate impact on the Compound, Product or Purchased Assets; (d) any change in Applicable Laws or the interpretation thereof by any Governmental Authority; (e) any natural disaster, force majeure events or any acts of terrorism, sabotage, military action or war (whether or not declared) or any escalation or worsening thereof; or (f) any action required to be taken under any regulation, order, decree or ruling by which Kadmon (or any of its assets or properties) are bound, except, in the case of the foregoing clauses (c) through (f), to the extent such event, change, development, circumstance, occurrence, effect or state of facts has had (or would reasonably be expected to have) a materially disproportionate adverse impact on Kadmon, taken as a whole, compared to other Persons in the industry in which Kadmon conduct its business.

1.53        “Net Sales” means, with respect to a Product for any period, the total amount billed or invoiced on sales of such Product during such period by AbbVie Parties or their respective sublicensees in the Territory to Third Parties (including wholesalers or distributors) in bona fide arm’s length transactions, less the following deductions, in each case related specifically to the Product and actually allowed and taken by such Third Parties:

(a)           *** and *** ;

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(b)           *** or *** or otherwise, *** by, *** with or otherwise *** to *** or other *** ;

(c)           *** on *** (such as *** , or *** ) to the *** to the *** and *** separately as such in the *** ;

(d)           *** or *** by *** of *** , *** % of *** with *** during such *** or *** , or because of *** , including *** or *** ;

(e)           the *** of *** by AbbVie (in accordance with its *** ) as being *** during the *** to *** and/or *** relating to such *** ;

(f)            any *** or *** for any *** to a *** or *** of such *** , where, for purposes of this *** , a “ *** ” means any *** one or more *** , or other *** to *** in the *** of such *** ;

(g)           any *** from a *** which are not *** and are *** by *** or its *** , including *** ;

(h)           that *** of the *** on *** by the *** and *** to *** of the *** ;

(i)            *** , and other *** to the extent added to the *** and set forth separately as such in the *** , as well as any *** for *** provided by *** and *** related to the *** of such *** ; and

(j)            any other similar and *** .

Net Sales shall not include transfers or dispositions for charitable, promotional, pre-clinical, clinical, regulatory, or governmental purposes.  Net Sales shall not include sales between or among AbbVie Parties or their sublicensees.  Subject to the above, Net Sales shall be calculated in accordance with the standard internal policies and procedures of AbbVie and its Affiliates or sublicensees.

In the event a Product is sold as a Co-Packaged Product, the Net Sales for such Co-Packaged Product shall be calculated as follows:  Net Sales of a Co-Packaged Product for the purpose of determining the royalties payable to in respect of such Co-Packaged Product will be calculated by multiplying actual Net Sales of such Co-Packaged Product by the fraction A/(A+B) where A is the invoice price of the Product containing the Compound in such Co-Packaged Product, and B is the total invoice price of the other active ingredient(s) in the Co-Packaged Product if sold

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

separately.  If, on a country-by-country basis, such other active ingredient or ingredients in the Co-Packaged Product are not sold separately in such country, Net Sales for the purpose of determining royalties payable pursuant to this Section for the Co-Packaged Product shall be calculated by multiplying actual Net Sales of such Co-Packaged Product by the fraction A/C where A is the invoice price of the Product containing the Compound component, and C is the invoice price of the Co-Packaged Product.  If, on a country-by-country basis, such other active ingredient or ingredients in the Co-Packaged Product are sold separately in such country, but the Compound component of the Co-Packaged Product is not sold as a monotherapy Product in such country, Net Sales for the purpose of determining royalties payable pursuant to this Section for the Co-Packaged Product shall be calculated by multiplying actual Net Sales of such Co-Packaged Product by the fraction (C-B)/C where B is the total invoice price of the other active ingredient(s) in the Co-Packaged Product, if sold separately, and C is the invoice price of the Co-Packaged Product.  If, on a country-by-country basis, neither the Compound nor such other active ingredient component(s) are sold separately in such country, Net Sales for the purposes of determining royalties payable pursuant to this Section for the Co-Packaged Product shall be D/(D+E) where D is the fair market value of the Compound component of the Co-Packaged Product and E is the fair market value of the other active ingredient component(s) of such Co-Packaged Product, as such fair market values are determined by AbbVie, based upon commercially reasonable standards and available market information.

1.54        “Obtained EU Marketing Authorizations” means the Registrations for Spain and the United Kingdom in relation to the BID Product, including all pricing reimbursement approvals.

1.55        “Owned Manufacturing Documentation” has the meaning set forth in Section 1.51.

1.56        “Patent Application” means (a) that certain PCT filing titled “Once Daily Treatment of Hepatitis C with Ribavirin and Taribavirin”, with PCT number PCT/US13/24263, including patent applications claiming priority to said application, including non-provisionals, national stage applications, divisions, continuations, continuations-in-part, utility models, and designs, any priority documents of said application, any applications which claim priority to a priority document of said application, and any other related applications and equivalents thereof, along with both the right to claim priority to said application and the right to claim priority to any priority documents of said application, and (b) all Patent Rights issuing under any patent application covered by the foregoing clause (a).

1.57        “Patent Assignment Agreement” means a patent assignment in substantially the form and substance attached hereto as Exhibit B.

1.58        “Patent Files” mean copies (or originals, where available to Kadmon or its agents or Affiliates) of the following to the extent comprising or relating to Kadmon Patent Rights: (a) all patents, patent applications, assignments and correspondence to and from any country in the Territory (whether or not to or from Kadmon); and (b) to the extent that the same are in existence and related to the items in clause (a), all files, records, workbooks (including, without limitation,

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laboratory notebooks), correspondence, data, notes and information in the possession or Control of Kadmon or its agents.

1.59        “Patent Rights” means all rights arising under patents, provisional patent applications, patent applications or invention registrations, as well as any substitutions, continuations, continuations-in-part, divisionals and all reissues, renewals, reexaminations, extensions, supplementary protection certificates, confirmations, revalidations, registrations or patents, and all foreign counterparts thereof, registered or applied for in the United States and all other nations throughout the world, in connection with any of the foregoing.

1.60        “Person” means any individual, corporation, partnership, joint venture, limited liability company, joint stock company, trust or unincorporated organization or Governmental Authority.

1.61        “Pharmaceutical Product Regulatory Authority” means any Governmental Authority that is concerned with the safety, efficacy, reliability, manufacture, investigation, sale or marketing of pharmaceuticals or medical products, including the FDA, EMA, Health Canada, TGA and PMDA.

1.62        “Pharmacovigilance Documentation” means the pharmacovigilance data extract from the global safety database, copies of adverse event case files, copies of PSURs, copies of any other pharmacovigilance documents that may be necessary to meet the ongoing global pharmacovigilance obligations related to the Products.

1.63        “PharmUnion” means PharmUnion, LLC, a company with offices in Kiev Ukraine.

1.64        “PharmUnion Agreement” means that certain License and Distribution Agreement dated September 17, 2008, as amended, by and between PharmUnion and an Affiliate of Kadmon.

1.65        “Preclinical Stud(y/ies)” means all studies and other testing, including any animal or other non-clinical studies and testing, not conducted on humans.

1.66        “Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date; and, with respect to a Straddle Period, the portion of such Tax period ending at the end of the Closing Date.

1.67        “Product” means a pharmaceutical product (a) containing Compound and sold in the Territory under Ex-US Marketing Authorizations, (b) containing Compound and to be sold in the Territory under Obtained EU Marketing Authorizations or under any Regulatory Approvals obtained under Section 2.3.1, (c) that is a standalone product, contains Compound and is to be sold in the Territory under a new Registration, whether or not such Registration was obtained by referencing or including data contained in the ANDA, (d) that is a standalone product, contains Compound and is to be sold in the Territory under a new Registration, whether or not such Registration was obtained by referencing or including data contained in a new drug application obtained by Kadmon in the United States covering the QD Formulation (“QD NDA”), provided

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that, this clause (d) shall only be included in the definition of “Product” for the purposes of this Agreement, upon a Registration being obtained in any country in the Territory of the QD Formulation, or (e) to be sold in the Territory under a new Registration and includes a compound described in any of clauses (a) through (d), inclusive, that is co-packaged with any other pharmaceutical product.  “Product” shall not include any pharmaceutical product containing Compound that has been reformulated or otherwise sold under a new Registration not otherwise described in clauses (a), (b), (c), (d) or (e) above.

1.68        “Product Confidential Information” means all Confidential Information Controlled by Kadmon to the extent related to the development, manufacturing or commercialization, as applicable, of the Product solely in the Territory and the Purchased Assets, including, without limitation, the Manufacturing Documentation, Regulatory Documentation and the Technical Information, in each case, Controlled by Kadmon, as they relate to sale, use and importation of Product solely in the Territory, and/or the manufacture of the Product anywhere in the world in connection with the sale, use and importation of Product in the Territory.

1.69        “Purchased Assets” means the assets which relate to Products in the Territory and which are enumerated on Schedule 1.69 hereto, including Ex-US Marketing Authorizations, Ex-US Clinical Data, Ex-US Regulatory Documentation, Owned Manufacturing Documentation, the Kadmon Patent Rights and Patent Files, the Pharmacovigilance Documentation and all of Kadmon’s rights (subject to any obligations) under the Assigned Contracts, together with all rights to sue or recover and retain damages and costs and attorneys’ fees for past, present and future infringement of any of the foregoing or for any other claims for breach of contract or otherwise related to the Purchased Assets, and all goodwill related to the foregoing.

1.70        “QD Formulation” means a single immediate release standalone tablet (and specifically excluding capsules) formulated by or on behalf of Kadmon using Kadmon Technical Information to contain the entire daily Compound dose of 600mg, 800mg, 1000mg, or 1200mg for patients.

1.71        “QD NDA” has the meaning set forth in Section 1.67.

1.72        “Records” means all materials whether in electronic or paper format related to the Purchased Assets currently in the possession of Kadmon or its Affiliates or their respective Third Party agents.

1.73        “Registrations” means, with respect to any jurisdiction, any and all of the regulatory approvals, licenses, registrations, agreements, permits, exemptions, clearances, certificates, consents, authorizations, other permissions, and requests for approval for, and supplements or amendments to, the foregoing Controlled by Kadmon or its Affiliates relating to the Product issued by any Governmental Authority, necessary or useful to study, manufacture, market, sell or distribute a Product in a country in the Territory, including where applicable, applications for pricing and reimbursement approval.

1.74        “Regulatory Approvals” means an approval by the EMA or the applicable Pharmaceutical Product Regulatory Authority of Product for countries both inside and outside the European Union of the Registrations which are set forth on Schedule 1.74.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.75        “Regulatory Documentation” means any and all applications to or from the EMA or FDA or any other Governmental Authority for approvals (including all drug approval applications, INDs, IND amendments, CTAs and CTA amendments), registrations, licenses, authorizations and approvals (including all Registrations), submissions, notifications, and Preclinical Study and clinical study authorization applications or notifications (including all supporting files, writings, data, studies and reports) prepared for submission to a Governmental Authority or research Institutional Review Board with a view to the granting of any Registration (investigational new drug application or clinical trial application), approvals granted by or received from the EMA or FDA or any other Governmental Authority (including marketing approvals, variations and pricing applications) or other marketing authorization or approval, and any correspondence to or with the EMA or FDA or any other Governmental Authority with respect to Product as it relates to the Territory (including minutes, tracking logs, internal meeting minutes and contact reports, and official contact reports relating to any communications, written or verbal, with any Governmental Authority), and all data contained in any of the foregoing, including all regulatory drug lists, advertising and promotion documents, adverse event files and complaint files relating to the Product.

1.76        “Representatives” means, with respect to any Party, such Party’s counsel, accountants, financial advisors, lenders and other agents and representatives.

1.77        “Settlement Agreements” means the settlement agreements set forth on Schedule 1.77.

1.78        “Straddle Period” means any Tax period beginning on or before, and ending after, the Closing Date.

1.79        “Supply Agreement” means the finished product supply agreement in substantially the form and substance attached hereto as Exhibit F.

1.80        “Tax” or “Taxes” means (a) any and all federal, state, local, or non-U.S. income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, gross margins, personal property, sales, use, transfer, registration, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, fine, penalty, or addition thereto, (b) any liability for the payment of any amounts of the type described in clause (a) as a result of being a member of an affiliated, consolidated, combined, unitary, or aggregate group for any taxable period, and (c) any liability for the payment of any amounts of the type described in clause (a) or (b) as a result of being a transferee of or successor to any Person or as a result of an obligation to indemnify any Person.

1.81        “Tax Return” means any report, return, declaration or other information or filing, including any amendments thereto, supplied or required to be supplied to any Taxing Authority with respect to Taxes, including information returns, claims for refund and any documents with respect to or accompanying payments of estimated Taxes.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.82        “Taxing Authority” means any federal, state, or local Governmental Authority responsible for the assessment, collection, imposition or administration of any Tax.

1.83        “Technical Information” means any and all technical and/or scientific data and information, including any chemical, formulation, structural, functional biological, chemical, pharmacological, toxicological, pharmaceutical, physical, analytical, process, pre-clinical, clinical, assay, control, safety, manufacturing and quality control data and information, and all copyrights, trade secret rights and other Intellectual Property Rights relating to any of the foregoing.

1.84        “Territory” means all countries in the world, other than (i) the United States and (ii) the Republic of Turkey.

1.85        “Third Part(y/ies)” means any Person(s) other than Kadmon and its Affiliates and AbbVie Parties.

1.86        “Third Party Supplier Manufacturing Documentation” has the meaning set forth in Section 1.51.

1.87        “Transfer” means (i) the assignment of rights relating to such Registration for such Product in such country or (ii) termination of such Registration and issuance of a new Registration for such Product in such country.

1.88        “Transfer Date” means, with respect to a Product in a country in the Territory, and on a country-by-country basis, the effective date of the Transfer of the Registration, as approved by the applicable Governmental Authority in such country for the Product from Kadmon or its Affiliate to AbbVie or its Affiliate or, if applicable, the issuance of a New Registration with respect thereto to AbbVie or its Affiliate

1.89        “United States” means the United States of America, its territories, protectorates and possessions.

1.90        “Valeant” means Valeant Pharmaceuticals International, a Delaware corporation.

1.91        “Valeant Agreement” means that certain License and Supply Agreement dated October 30, 2010, as amended, by and between Valeant and Kadmon.

2.             PURCHASE AND SALE.

2.1          Purchase and Sale of Assets.  At the Closing (as defined below), and subject to the terms and conditions of this Agreement.  Kadmon shall sell, assign, transfer and convey to AbbVie, and AbbVie shall purchase, acquire and accept from Kadmon, all right, title and interest in, to and under the Purchased Assets free and clear of any and all Encumbrances by execution and delivery of the Bill of Sale, Assignment and Assumption Agreement and the Patent Assignment Agreement.  Kadmon shall deliver to AbbVie all (a) Purchased Assets of a tangible nature at the Closing, including copies of all Ex-Us Clinical Data, Ex-US Regulatory Documentation, Owned Manufacturing Documentation and Patent Files and (b) Third Party

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Supplier Manufacturing Documentation listed on Schedule 1.51 — Part B.  Kadmon shall use commercially reasonable efforts to ensure that tangible copies of Third Party Supplier Manufacturing Documentation not listed on Schedule 1.51 — Part B and the raw clinical data held by PRACS Institute Canada B.C. Ltd. and PRACS Institute, LLC related to the bioequivalence studies for the Product will be delivered by Kadmon to AbbVie within *** days of the Closing Date (and, in any event, as soon as practicable).  The Pharmacovigilance Documentation shall be transferred in accordance with the time line established by the JPMT at AbbVie’s cost and expense, but in no event shall such transfer take place later than September 1, 2013. Other than the Purchased Assets, AbbVie expressly understands and agrees that it is not purchasing or acquiring, and Kadmon is not selling or assigning, any other assets or properties of Kadmon or any DMF and all such other assets and properties shall be excluded from the Purchased Assets.  Notwithstanding the foregoing, the Parties acknowledge and agree that Owned Manufacturing Documentation shall be jointly owned and each Party shall, subject to any restrictions contained in the Ancillary Agreements, be free to use such Owned Manufacturing Documentation without financial accounting to the other Party.

2.2          Purchase Price; Escrow.  Subject to the terms and conditions set forth herein, in consideration for the sale, transfer, assignment, conveyance, license and delivery of the Purchased Assets, AbbVie will pay to Kadmon, by wire transfer of immediately available funds to a bank account designated by Kadmon:

2.2.1       on the Closing Date, *** (US$ *** ) (the “Guaranteed Purchase Price”); provided that *** (US$ *** ) of the Guaranteed Purchase Price (the “Escrow Amount”) shall be delivered by or on behalf of AbbVie by wire transfer in immediately available funds to the Escrow Agent for deposit in accordance with the terms of the Escrow Agreement in order to secure the indemnification obligations hereunder.  All funds deposited with the Escrow Agent shall be applied by the Escrow Agent in accordance with the Escrow Agreement;

2.2.2       within *** ( *** ) Business Days upon Kadmon obtaining receipt of the Obtained EU Marketing Authorization for *** and the Effective Transfer of such Obtained EU Marketing Authorization to an AbbVie Party, *** (the “ *** Deferred Purchase Price”); and

2.2.3       within *** ( *** ) Business Days upon Kadmon obtaining receipt of the Obtained EU Marketing Authorization for the *** and the Effective Transfer of such Obtained EU Marketing Authorization to an AbbVie Party, *** (US$ *** ) (the “ *** Deferred Purchase Price” and, together with the *** Deferred Purchase Price, the “Deferred Purchase Price”).

2.3          Additional Purchase Price.  In addition to the Guaranteed Purchase Price and the Deferred Purchase Price, AbbVie shall make to Kadmon (or its designees) the payments described in this Section 2.3:

2.3.1       Milestone Payments.  A cash payment (each, a “Milestone Payment”), by wire transfer of immediately available funds within *** ( *** ) Business Days of the later of (i)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

receipt by Kadmon (or its Affiliates) or AbbVie (or its Affiliates), as applicable, of the following Regulatory Approvals (each in respect of the BID Product, other than Section 2.3.1(i) which relates to the QD Formulation), consents, evidence of termination of certain agreements and transfer of certain assets, as applicable, and (ii) delivery to or receipt by AbbVie, as applicable, of written notice of obtaining such Regulatory Approval, obtaining such consents, evidence of such terminations, and transfer of certain assets, as applicable, together with an invoice reflecting the appropriate amounts due hereunder in connection with obtaining such consent or achievement of such milestone:

(a)           *** upon Kadmon obtaining receipt of the Regulatory Approval in *** and the Effective Transfer of such Regulatory Approval to an AbbVie Party;

(b)           *** upon Kadmon obtaining receipt of the Regulatory Approval in *** and the Effective Transfer of such Regulatory Approval to an AbbVie Party;

(c)           *** upon Kadmon obtaining receipt of the Regulatory Approval in *** and the Effective Transfer of such Regulatory Approval to an AbbVie Party;

(d)           *** upon either (i) amending the PharmUnion Agreement, in a form satisfactory to AbbVie, and obtaining written consent from PharmUnion to the assignment of the PharmUnion Agreement upon terms and conditions resulting in the effective assignment of all material rights and benefits under such agreement, as amended, to AbbVie or (ii) in Kadmon’s sole discretion, the termination of the PharmUnion Agreement; provided, however, no such payment shall be made under this Section 2.3.1(d)(ii) until the Effective Transfer of the Registrations and other related assets held by PharmUnion and related to the Product to AbbVie;

(e)           *** upon either (i) amending the Valeant Agreement, in a form satisfactory to AbbVie, and obtaining written consent from Valeant to the assignment of the Valeant Agreement upon terms and conditions resulting in the effective assignment of all material rights and benefits under such agreement, as amended, to AbbVie or (ii) in Kadmon’s sole discretion, the termination of the Valeant Agreement; provided, however, no such payment shall be made under this Section 2.3.1(e)(ii) until the Effective Transfer of the Registrations and other related assets held by Valeant and related to the Product to AbbVie;

(f)            *** upon an AbbVie Party obtaining receipt of Regulatory Approval in *** ;

(g)           *** upon an AbbVie Party obtaining receipt of Regulatory Approval in *** ;

(h)           *** upon an AbbVie Party obtaining receipt of Regulatory Approval in *** ; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(i)            if a centralized procedure is granted for purposes of submission of a Regulatory Approval for the QD Formulation, then *** upon AbbVie obtaining receipt of Regulatory Approval (which Regulatory Approval will include the 1000 and 1200 mg dosage strength) in four of the five Major Countries for the QD Formulation; and if a centralized procedure is not granted for purposes of submission of Regulatory Approval for the QD Formulation, then *** upon obtaining Regulatory Approval for each Major Country but only up to a maximum of *** (US$ *** ). Notwithstanding the foregoing, no such payment shall be made under this subsection until all Intellectual Property Rights Controlled by, or otherwise in the possession of Kadmon or any of its Affiliates that are related to the QD Formulation, if any, are transferred to AbbVie without additional payment in accordance with Section 3.14.2 and AbbVie has received all Manufacturing Documentation and related know-how as necessary or useful for AbbVie to manufacture or have manufactured the QD Formulation without any additional payment.

2.3.2       AbbVie Obligations to Obtain Regulatory Approvals.  AbbVie shall use Commercially Reasonable Efforts to (a) make filings necessary to obtain Regulatory Approval in *** *** and *** for the BID Product, (b) launch the BID Products with a Compound dose of 400mg or 600mg in *** , *** and *** , on a country-by-country basis, within *** ( *** ) months following the date Regulatory Approval, including pricing and reimbursement approval, is obtained in such country and (c) launch the BID Products with a Compound dose of 400mg or 600mg in each Major Country, on a country-by-country basis, within (i) *** ( *** ) months following the Closing in those countries included in the Major Countries where Registrations for BID Product have been obtained on or prior to the Closing, or (ii) *** ( *** ) months following the date the Registrations have been obtained in such Major Country where Registrations have not been obtained for BID Product on or prior to Closing.  All costs and expenses related to AbbVie’s obligations under this Section 2.3.2 shall be borne by AbbVie.

2.3.3       Royalty Payments.

(a)           For a period of *** ( *** ) years commencing on the day immediately following the Closing Date (the “Royalty Period”), an annual royalty payment (the “Royalty Payment”, and together with the Milestone Payments and the Guaranteed Purchase Price, the “Purchase Price”) equal to *** ( *** %) of annual Net Sales of Products in the Territory.  Within *** ( *** ) days after the end of each calendar quarter, AbbVie shall deliver a report to Kadmon specifying the Net Sales of Product in the Territory during the just completed calendar quarter, and the actual aggregate amount payable to Kadmon on account of sales of Product during such calendar quarter, which report will provide Kadmon with calculations of the amount of the Royalty Payment in sufficient detail to enable Kadmon to review Net Sales of the Product for the period and the amount of the Royalty Payment paid.  Any amounts payable by AbbVie under this Section 2.3.3 shall be due and payable within *** ( *** ) days after the end of each calendar quarter.  Following the Royalty Period, no additional Royalty Payment shall be due and owing except for any Royalty Payment that was accrued but unpaid during the Royalty Period. Notwithstanding the foregoing or anything to the contrary herein, (a) no Royalty Payment will be due and owing for the BID Product or Co-Packaged Product (but only with respect to product co-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

packaged with the BID Product) if AbbVie no longer has the right to reference or use the ANDA, including if the ANDA is revoked, and (b) no Royalty Payment will be due and owing for the QD Formulation or Co-Packaged Product (but only with respect to product co-packaged with the QD Formulation) if AbbVie no longer has the right to reference or use the QD NDA, including if the QD NDA is revoked.

(b)           AbbVie shall use its Commercially Reasonable Efforts to launch the QD Formulation in each Major Country, *** *** and *** , on a country-by-country basis, within *** ( *** ) months following the date Regulatory Approval is obtained in such country for the QD Formulation, including pricing and reimbursement approval.  AbbVie shall have no obligation thereafter to Commercialize the Products in the Territory.  With respect to each Major Country, *** , *** and *** , on a country-by-country basis, in the event that AbbVie fails to use Commercially Reasonable Efforts to launch the QD Formulation after obtaining Regulatory Approval in such country in accordance with this subsection (b), AbbVie shall grant Kadmon and its Affiliates a non-exclusive, royalty-free, irrevocable, transferable and sublicensable right and license under the Kadmon Patent Rights that constitute Purchased Assets to market, distribute, offer for sale and sell the QD Formulation in such country.

2.4          Right of Reference.  Kadmon hereby grants to AbbVie and AbbVie hereby accepts (a) an exclusive (even as to Kadmon and its Affiliates, and any successor or assign), perpetual and irrevocable royalty-free license (other than royalties owed in connection with the purchase and sale of the Purchased Assets under Section 2.3), with a right to grant sub-licenses, to cross-reference Kadmon’s Registrations, including the ANDA and any other regulatory filings and materials (including Registrations applicable to the QD Formulation) for purposes of AbbVie obtaining and maintaining Registrations for Products in the Territory, and for Co-Packaged Products both in the Territory and in the United States, and (b) a non-exclusive (except with respect to the Co-Packaged Products, which license is exclusive), perpetual and irrevocable royalty-free license, with a right to grant sub-licenses to Affiliates, to cross-reference Kadmon’s Registrations, including the ANDA and any other regulatory filings and materials (including Registrations applicable to the QD Formulation) for purposes of AbbVie obtaining and maintaining Registrations for Products in the United States.  In furtherance of the foregoing, Kadmon shall, promptly upon the written request of AbbVie specifying the Governmental Authority, deliver a letter to the applicable Governmental Authority authorizing AbbVie to use and reference, solely in connection with the Product in the Territory and the United States, the applicable Registrations.  AbbVie shall provide Kadmon with prior written notice of any sublicense pursuant to this Section 2.4.  In addition to the foregoing, Kadmon shall provide AbbVie electronic copies of all the results of the Clinical Data set forth on Schedule 1.32 — Part B promptly upon such data becoming available to Kadmon, and hereby grants AbbVie the right to use any of such Clinical Data for the sole purpose of undertaking development activities necessary to obtain Registration in the United States and in the Territory for the Product.

2.5          Clinical Trial Supply.  Following the Closing Date, no AbbVie Party shall sell the Product, directly or indirectly, to Third Parties for clinical trial purposes; provided that nothing herein shall prohibit any AbbVie Party from manufacturing or using Product for the purpose of performing its own clinical trials and development activities.  At Kadmon’s request

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

and to the extent required by Kadmon to provide clinical trial supplies of Product, Abbvie shall supply Kadmon necessary product approval reference, product release information including Certificates of Analysis (CofA), and Certificates of Pharmaceutical Product (CPP) where available, to support Kadmon’s ability to provide Product for clinical trials.  Kadmon shall promptly reimburse AbbVie its reasonable costs and expenses in providing any such information.

2.6          Audits.

2.6.1       Audits Generally.  Each Party and its Affiliates shall maintain complete and accurate books and records of account, in accordance with generally accepted accounting principles in the United States, of all transactions and other business activities under this Agreement, sufficient to confirm the accuracy of all reports furnished by a Party to the other Party under this Agreement, and all payments by a Party to the other Party under this Agreement. Upon reasonable written notice to a Party, but no more often than once per calendar year, such Party shall permit, and shall cause its Affiliates to permit, an independent certified public accountant of national standing designated by the other Party to audit such books and records of account of such Party and its Affiliates, in order to confirm the accuracy and completeness of all such reports and all such payments. The accounting firm shall disclose to the Party requesting the audit only whether the audited reports are correct or incorrect and the specific details concerning any discrepancies.  No other information shall be provided to the Party requesting the audit.

2.6.2       Audit Costs.  The Party requesting an audit shall bear all costs and expenses incurred in connection with any such audit; provided, however, that if any such audit correctly identifies any underpayments by the audited Party hereunder or overpayments by the auditing Party that are the fault of the audited Party hereunder in excess of *** % of the amount actually payable by such Party to the Party requesting the audit hereunder, or two hundred fifty thousand USD *** , whichever is greater, then, in addition to paying the full amount of such underpayment or overpayment, the audited Party shall reimburse the other Party for all reasonable costs and expenses incurred by such Party in connection with that audit.  In the event that such audit reveals an overpayment by the audited party, or an underpayment by the auditing Party, the auditing Party shall promptly refund any such overpayment or pay to the audited Party the amount of such underpayment, as applicable.

2.6.3       Records Maintenance Period.  The audited Party shall not be required to maintain books and records for more than two (2) years following the end of any calendar year.

2.6.4       Audit Confidentiality.  The Party requesting an audit shall treat all financial information subject to review under Section 2.6 in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with the audited Party and/or its Affiliates obligating it to retain all such information in confidence pursuant to such confidentiality agreement, unless the accounting firm is already subject to confidentiality obligations by virtue of its professional engagement with the Party in which case a separate confidentiality agreement shall not be required.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.7          Closing.  The closing of the purchase and sale of the Purchased Assets hereunder shall take place at the offices of DLA Piper in New York City or at such other place as AbbVie and Kadmon may mutually agree (the “Closing”) as soon as possible, but in no event later than *** Business Days after satisfaction of the conditions set forth in Section 5 herein, unless otherwise agreed to in writing by both AbbVie and Kadmon (the date of Closing, the “Closing Date”).  At the Closing, the Parties will exchange (or cause to be exchanged) the funds, certificates and/or other documents, or do, or cause to be done, all of the things respectively required of each Party as specified in Section 5 herein.

2.8          Assumption of Liabilities.  At the Closing, on the terms and subject to the conditions set forth in this Agreement, AbbVie shall assume, effective as of the Closing Date, all Liabilities under the Assigned Contracts relating to acts, omissions or events first occurring or arising from and after the Closing Date (collectively, the “Assumed Liabilities”).

2.9          Retained Liabilities.  It is expressly agreed and understood that other than the Assumed Liabilities, AbbVie shall not assume, nor shall it be liable for, or otherwise be obligated to pay, perform or discharge, any Liabilities of Kadmon or its Affiliates or Representatives, including, without limitation, any Liabilities arising from any litigation, claim, lawsuit, proceeding, investigation, judgment, decree or order related to the Product or the Purchased Assets and the use thereof, arising from any acts, omissions or other state of events occurring or arising prior to the Closing Date, including, without limitation, Liabilities arising under the Settlement Agreements and the Liabilities set forth on Schedule 4.2.13, and the Excluded Tax Liabilities (collectively, the “Retained Liabilities”).  Kadmon shall be solely responsible for, and shall pay, perform and discharge, when due, all of the Retained Liabilities.

2.10        Withholding.  Notwithstanding any other provision of this Agreement, AbbVie shall be entitled to withhold, or cause to be withheld, any and all amounts paid or deemed paid by it to any Person as a result of the transactions contemplated by this Agreement, that it reasonably believes are required to be withheld under Applicable Law.  To the extent such amounts are so deducted and withheld and paid over to the applicable Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid and the payor Party shall secure and send to the payee Party evidence in its possession of such payment.

2.11        Flow of Funds.  Payment of the Guaranteed Purchase Price shall be payable at the Closing to the Persons identified on and in accordance with a funds flow schedule set forth on Schedule 2.11.

3.             COVENANTS.

3.1          Confidentiality.

3.1.1       Confidential Disclosure Agreement.  Each Party hereby agrees that it and each of its Affiliates shall be bound by the terms and provisions of the Confidential Disclosure Agreement, dated December 10th, 2012 between the Parties (as amended, the “CDA”) which is hereby incorporated by reference herein and shall continue in full force and effect until the Closing, at which time such CDA and the obligations of the parties under this Section 3.1.1 shall

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

terminate.  If this Agreement is, for any reason, terminated prior to the Closing, the CDA shall continue in full force and effect in respect of any Confidential Information (as defined in the CDA), which shall include the existence of this Agreement and the terms and conditions hereof, in accordance with its terms.  The restrictions imposed on each Party under this Section 3.1.1 are not intended, and shall not be construed, to prohibit a Party from identifying the other Party in its internal business communications, provided that any Confidential Information in such communications remains subject to this Section 3.1.1 and the CDA.

3.1.2       Product Confidential Information.  From and after the Closing, (a) Kadmon acknowledges and agrees that any and all Product Confidential Information shall be deemed a Purchased Asset and the sole property of AbbVie and (b) Kadmon shall, and shall cause its Affiliates and its and their respective Representatives to: (i) protect the Product Confidential Information with at least the same degree of care, but no less than reasonable care, with which it protects its own most sensitive Confidential Information and not disclose or reveal any such Product Confidential Information to any Person; and (ii) not use Product Confidential Information for any purpose other than to the extent necessary in connection with any filing requirements under Applicable Laws or to obtain any consents or approvals from any Governmental Authority to the transactions contemplated by this Agreement, or as required to be disclosed under Applicable Laws (provided, that prompt notice of such disclosure will be given as far in advance as possible to AbbVie and AbbVie shall be given reasonable opportunity to determine whether disclosure is required and to assess the extent of Product Confidential Information required to be disclosed); provided, however, that Kadmon shall have the right to use any or all of the Owned Manufacturing Documentation to the extent that it is useful to its activities outside the Territory.

3.1.3       Continuing Obligations.  To the extent any of the Non-Assignable Contracts (as defined below) and Contracts between Kadmon and Third Parties which do not constitute Assigned Contracts are ongoing and contain confidentiality obligations, Kadmon shall continue to enforce and maintain the obligations of confidentiality with respect to information related to Product Confidential Information in accordance with the terms of such Contracts.

3.1.4       Public Disclosures.  No disclosure of the existence, or the terms, of this Agreement may be made by either Party, and no Party shall use the name, trademark, trade name or logo of the other Party, its Affiliates or their respective employee(s) in any publicity, promotion, press release or disclosure relating to this Agreement or its subject matter, or the Ancillary Agreement without the prior express written permission of the other Party, except as may be required by Applicable Law.  Notwithstanding the foregoing, the Parties have agreed to (a) permit public disclosure of the transactions contemplated by this Agreement strictly in accordance with the agreed upon language set forth on Schedule 3.1.4 (provided, that in no event shall Kadmon issue any press release or similar public statement or disclosure except as provided in Section 3.1.4(b) and (c)), (b) allow disclosure of this Agreement and the Ancillary Agreements to each Party’s insurers and to existing or potential equity investors and debt providers, provided that such Third Parties are bound by confidentiality restrictions at least as stringent as those contained in this Section 3.1, and (c) allow disclosure of the existence of this Agreement to its field employees and vendors and for internal communications.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.2          Further Assurances; Further Documents.

3.2.1       Diligence.  Each of the Parties shall use its Commercially Reasonable Efforts, in the most expeditious manner practicable, to cause the sale and purchase transactions contemplated hereunder to be consummated and for AbbVie to be able to utilize the Purchased Assets following the Closing Date, and, without limiting the generality of the foregoing, to obtain all consents and authorizations of Third Parties and to make all filings with, and give all notices to, Third Parties that may be necessary or reasonably required to effect the foregoing.

3.2.2       Continuing Obligations.  Each of Kadmon and AbbVie shall, at the request of the other Party, and without any additional consideration, execute and deliver to such other Party such further instruments, assignments, assurances and other documents as such other Party may reasonably request in connection with the carrying out of this Agreement and the purchase and sale of the Purchased Assets contemplated hereunder.  If, after the Closing Date, Kadmon determines that any assets relating to the Purchased Assets that is owned by Kadmon as of the Closing Date were not included in the Purchased Assets, then Kadmon, at its sole cost and expense, shall promptly notify AbbVie of such determination and promptly deliver such Assets to AbbVie (in a manner consistent with the assignment and delivery at the Closing) without requiring any additional consideration.

3.2.3       Non-Assignable Contracts.  Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any Assigned Contracts if an attempted assignment thereof, without consent of a Third Party thereto that has not been received, would constitute a breach or other contravention thereof or in any way adversely affect the rights of Kadmon or AbbVie thereunder (each, a “Non-Assignable Contract”).  Kadmon shall use its Commercially Reasonable Efforts, at Kadmon’s sole cost and expense, to obtain the consent of the other parties to any such Non-Assignable Contract for the assignment thereof to AbbVie.  Unless and until such consent is obtained, or if an attempted assignment thereof would be ineffective or would materially adversely affect the rights of Kadmon thereunder so that AbbVie would not in fact receive all rights under such Non-Assignable Contract, then, notwithstanding anything to the contrary in this Agreement, (a) this Agreement and the related instruments of transfer shall not constitute an assignment or transfer of the Non-Assignable Contract, and (i) Kadmon shall use its Commercially Reasonable Efforts to obtain such consent as soon as possible after the Closing Date and (ii) AbbVie shall cooperate, to the extent commercially reasonable, with Kadmon in its efforts to obtain such consent; and (b) at AbbVie’s election prior to Closing, (i) the Non-Assignable Contract shall not constitute a Purchased Asset and AbbVie shall have no obligation with respect to any such Non-Assignable Contract or any liability with respect thereto or (ii) Kadmon shall use its Commercially Reasonable Efforts to obtain for AbbVie substantially all of the practical benefit of such Non-Assignable Contract, including by (A) entering into appropriate and reasonable alternative arrangements on terms mutually and reasonably agreeable to Kadmon and AbbVie and (B) subject to the consent and control of AbbVie, enforcement of any and all rights of Kadmon against the Third Party thereto arising out of the breach or cancellation thereof by such Third Party or otherwise.  Nothing contained in this Section 3.2.3 shall be deemed to limit or modify the representations and warranties of Kadmon contained in Section 4 of this Agreement or limit

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

AbbVie’s rights to make claims for breaches of or inaccuracies in such representations or warranties pursuant to Section 6 of this Agreement.

3.2.4       Failure of Closing Conditions.  Each Party shall promptly notify the other Party after learning of the occurrence of any event or circumstance which would reasonably be expected to cause any condition to Closing not to be satisfied.

3.3          Tax Matters.

3.3.1       Allocation of Purchase Price.  Within *** days after the Closing Date, AbbVie shall deliver to Kadmon a schedule setting forth the allocation of the Purchase Price among the Purchased Assets (the “Proposed Allocation Schedule”).  Within *** days after the Proposed Allocation Schedule has been delivered to Kadmon, Kadmon shall deliver its comments thereon, if any, to AbbVie and AbbVie shall consider such comments in good faith and reflect such comments as it deems appropriate into a final allocation schedule (the “Allocation Schedule”).  AbbVie and Kadmon and each of their respective Affiliates each shall report the federal, state, local, and non-U.S. income and other Tax consequences of the transactions contemplated by this Agreement in a manner consistent with the Allocation Schedule.  Except as otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code (or any comparable provision of state, local, or non-U.S. Law), neither AbbVie nor Kadmon, nor any of their respective Affiliates shall take a position inconsistent with such allocations on any Tax Return (including any forms required to be filed with pursuant to Section 1060 of the Code) or in any proceeding before any Taxing Authority.  Within a reasonable period before the due date of such statements, Kadmon and AbbVie shall cooperate with each other in preparing IRS Form 8594 or any equivalent statements required by any Taxing Authority.  If the Allocation Schedule is disputed by any Taxing Authority, the Party receiving notice of the dispute shall promptly notify the other Party, and Kadmon shall, and shall cause its Affiliates to, cooperate with AbbVie in AbbVie’s defense of such Allocation Schedule in any audit or similar proceeding.

3.3.2       Transfer Taxes.  All applicable transfer Taxes (including sales, property, use, value added taxes (“VAT”), excise, stamp, documentary, filing, recording, permit, license, authorization and similar Taxes, filing fees and other similar charges) payable in connection with the transactions contemplated by this Agreement or the documents giving effect to such transactions (including the Ancillary Agreements) (“Transfer Taxes”) shall be borne by AbbVie.  The Parties shall cooperate with each other in connection with the filing of any Tax Returns relating to Transfer Taxes.  Kadmon and AbbVie (and their respective Affiliates) shall, upon request of the other Party, use their Commercially Reasonable Efforts to obtain any certificate or other document from any person as may be necessary to mitigate, reduce or eliminate any Transfer Tax.  Unless otherwise required by applicable law, AbbVie shall be responsible for preparing and timely filing any Tax Return relating to Transfer Taxes and timely remitting to the appropriate Taxing Authority any Transfer Tax shown to be due on such Transfer Tax Returns.  AbbVie shall provide Kadmon copies of all such filed Transfer Tax Returns and other documentation related to Transfer Taxes, if any.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.3.3       Prorations and Tax Returns.  For purposes of this Agreement, any Taxes imposed with respect to the Purchased Assets for any Straddle Period shall be apportioned to the Pre-Closing Tax Period as follows:

(a)           the real, personal and intangible property Taxes (“Property Taxes”) allocable to the Pre-Closing Tax Period shall be equal to the amount of such Property Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days during the Straddle Period that are in the Pre-Closing Tax Period and the denominator of which is the number of days in the Straddle Period;

(b)           any Taxes other than Property Taxes allocable to the Pre-Closing Tax Period shall be computed as if such Tax period ended at the end of the Closing Date, provided that exemptions, allowances, or deductions that are calculated on an annual basis (including depreciation and amortization deductions), other than with respect to property placed in service after the Closing, shall be allocated between the period ending on the Closing Date and the period after the Closing Date in proportion to the number of days in each period; and

(c)           Property Taxes shall not include any Transfer Taxes.

Kadmon shall prepare and timely file all Tax Returns due on or before the Closing Date with respect to the Purchased Assets, and AbbVie shall prepare and timely file all Tax Returns due after the Closing Date with respect to the Purchased Assets, including such Tax Returns for a Straddle Period.  The Party responsible for the filing of such Tax Returns described in this Section 3.3.3 shall be responsible for timely paying any Tax set forth on such Tax Return.  If one Party remits to the appropriate Taxing Authority payment for Taxes and such payment includes the other Party’s share of such Taxes, to the extent not paid at or before the Closing, such other Party shall promptly reimburse the remitting Party for its share of such Taxes after the remitting Party has provided reasonable written evidence to the other Party that such Taxes have been timely paid.

3.3.4       Cooperation.  Kadmon and AbbVie shall cooperate reasonably in (a) preparing and filing all Tax Returns, certificates and VAT registrations with respect to the Purchased Assets, including the furnishing or making available during normal business hours of records, personnel (as reasonably required), books of account, powers of attorney and other materials reasonably necessary or helpful for the preparation of such Tax Returns, certificates and VAT registrations (b) giving the other Party timely written notice of and responding to any inquiries, audits or similar proceedings by any Taxing Authority relating to Taxes with respect to the Purchased Assets, and (c) resolving all disputes and audits with any Taxing Authority relating to Taxes with respect to the Purchased Assets.

3.3.5       Books and Records.  Notwithstanding any other provision of this Agreement, Kadmon or its designee shall (a) retain all books and records with respect to Tax matters pertinent to the Purchased Assets relating to any Pre-Closing Tax Period until *** after the expiration of the applicable statute of limitations for the respective taxable periods (taking into account applicable extensions), and abide by all record retention agreements entered into with any Taxing Authority, and (b) give AbbVie reasonable written notice prior to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

transferring, destroying or discarding any such books and records following *** days after the expiration of the applicable statute of limitations (taking into account applicable extensions) and shall allow AbbVie (at its expense) to take possession of such books and records.

3.4          Conduct of the Business of Kadmon.  During the period from the Effective Date and continuing until the earlier of the termination of this Agreement or the Closing Date, Kadmon will carry on its business with respect to the Compound, the Product and the Purchased Assets in the usual and ordinary course in substantially the same manner as heretofore conducted.  During the period from the Effective Date and continuing until the earlier of the termination of this Agreement or the Closing Date, except as otherwise contemplated by this Agreement, in the usual and ordinary course of business or with AbbVie’s prior written consent, with respect to the Compound, the Product and the Purchased Assets, Kadmon shall not:

(a)           sell, lease, license, transfer or dispose of any Purchased Assets or mortgage, pledge or impose any Encumbrance on any of the Purchased Assets;

(b)           terminate or extend or modify any Assigned Contract, or enter into any Contract with a Third Party to any Assigned Contract;

(c)           dispose of or permit to lapse any rights in, to or for the use of any Purchased Assets or Kadmon Intellectual Property Rights, or disclose to any Person not an employee of Kadmon any Product Confidential Information not heretofore a matter of public knowledge, except pursuant to judicial or administrative process;

(d)           settle any claim, lawsuit, legal proceeding, litigation, arbitration, inquiry, audit, investigation or action brought, conducted or heard by or before any Governmental Authority, in each case, relating to the Compound, Product or Purchased Assets;

(e)           cancel or compromise any material debt or claim or waive any rights of material value relating to the Compound, the Product or any Purchased Assets;

(f)            except in the ordinary course of business, communicate, orally or in writing, with any Governmental Authority with regards to the transactions contemplated by this Agreement, the Compound, the Product or any Purchased Asset;

(g)           correspond with, orally or in writing, or otherwise agree to any meeting with any Pharmaceutical Product Regulatory Authority;

(h)           (i) make, change or rescind any material election relating to Taxes, (ii) notwithstanding anything set forth in Section 3.4(d), settle or compromise any claim, lawsuit, legal proceeding, litigation, arbitration, inquiry, audit, investigation, or controversy relating to Taxes, or consent to any extension or waiver of the statute of limitations thereof, or (iii) obtain any Tax ruling or enter into any closing agreement, in each of clauses (i) — (iii) of this Section (h), if such action could have an adverse impact on AbbVie in respect of its acquisition of the Purchased Assets; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(i)            authorize or enter into any agreement or commitment with respect to any of the foregoing.

3.5          Assignment of Registrations.

3.5.1       Registration Transfer .  With regard to the Transfer of the Registrations in the countries in the Territory where required, AbbVie and Kadmon shall execute, and cause their respective Affiliates to execute any and all documents necessary or reasonably desirable to ensure the orderly Transfer of such Registration in the applicable country.  If AbbVie determines that the issuance of a new Registration with respect to any Product in any country in the Territory (each, a “New Registration”) will be more expeditious (or if the assignment of such a Registration is impermissible under Applicable Law and AbbVie is required to obtain a New Registration), Kadmon shall, and shall cause its Affiliates to, cooperate with AbbVie, and AbbVie shall execute and submit the necessary application materials to the applicable Governmental Authority to effect the issuance of such New Registration in the name of AbbVie or its Affiliate or its permitted designee.  Any costs associated with any studies carried out in connection with a New Registration shall be borne by AbbVie.

3.5.2       Assistance.  Kadmon shall exercise its Commercially Reasonable Efforts to assist AbbVie to accomplish in an expeditious manner the Transfer of Registrations for Product in each country in the Territory where Kadmon holds such Registrations in accordance with this Section 3.5.  Promptly following the Closing, the Parties shall establish the JPMT in accordance with the terms set forth on Exhibit H to oversee interactions between the Parties in order to facilitate the Transfer of the Registrations and for all other matters set forth in Exhibit H.

3.6          Application for Assignment of Health Registrations.  In accordance with Applicable Laws, AbbVie shall prepare and file, and Kadmon shall provide AbbVie with all assistance required in preparing and filing all documents necessary to Transfer the Registrations to an AbbVie Party or their designee in each country in the Territory in which Kadmon currently holds a Registration.  To the extent that Kadmon is required to file documents with a Governmental Authority as the holder of a Registration to effectuate the Transfer of such Registration in accordance with Applicable Laws, Kadmon shall file all necessary documents with the applicable Governmental Authority as promptly as practical following request by AbbVie.  Prior to Kadmon’s filing any such documents with the appropriate Governmental Authority, AbbVie shall have the right to review and approve any such documents.

3.7          Expenses Associated with Transfer.  Kadmon shall, at its own cost and expense, undertake and cause its Affiliates to undertake all reasonable and necessary steps to maintain such Registrations in full force and effect up to the Transfer Date or such other date as the Parties may subsequently agree, including each step set forth on Schedule 3.7.  Except as explicitly set forth in this Agreement, each of the Parties shall bear its own costs and expenses in connection with any such Transfer of the Registrations in the Territory to AbbVie or its Affiliates (or, if applicable, the issuance of new Registrations with respect to the Products in the Territory in the name of AbbVie or its Affiliates); provided, however, that AbbVie shall be responsible for the payment of any filing or similar fees payable to the applicable Governmental Authority in the Territory with respect to the Transfer of (or issuance of new) Registrations with respect to the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Product in the Territory and with respect to the transfer of the Regulatory Approvals for which AbbVie is responsible under Section 2.3.  Transfer of title to each of the Registrations will take place on the respective Transfer Date for each Product for each country.

3.8          Promotion and Marketing.

3.8.1       Products Selling Price.  Effective as of the Transfer Date for Product in each country in the Territory, AbbVie shall independently determine and set prices for such Product in the applicable country in the Territory, including the selling price, volume discounts, rebates and similar matters.

3.8.2       Advertising and Promotional Materials.  Starting on the Transfer Date for each Product in each country in the Territory, AbbVie shall be responsible for all marketing, advertising and promotional materials and shall obtain or develop new product labeling, package inserts, imprinting and packaging, as appropriate, in the applicable country in the Territory related to such Product.  Commencing on the Transfer Date for Product in each country in the Territory, AbbVie shall be the contact for review and discussion of all promotional materials for such Product with the applicable Governmental Authority in such country in the Territory for such Product.

3.9          No Shop.  From and after the Effective Date until the earlier of the termination of this Agreement or the Closing Date (the “No Shop Period”), Kadmon shall not, and shall cause its Affiliates and its and their respective officers, directors, employees and Representatives not to, initiate, solicit or encourage any inquiry, proposal or offer from, or engage in any negotiations or discussions regarding any such inquiry, proposal or offer with, any Third Party regarding any direct or indirect acquisition, transfer, license or other grant of rights with respect to the Product or the Purchased Assets (any such transaction being a “Third Party Transaction”).  Kadmon agrees that if, during the No Shop Period, it or its Affiliates and their respective Representatives receives any proposal for any Third Party Transaction or any request for nonpublic information in connection with such a proposal, or for access to Kadmon’s books or records, or its properties by any Third Party that has made such a proposal, Kadmon shall promptly advise AbbVie in writing of the receipt, directly or indirectly, of any inquiry, proposal or other materials, and of any discussions, negotiations or proposals relating to, any Third Party Transaction and the general terms thereof.  Kadmon shall promptly advise AbbVie of all subsequent communications relating to proposal.

3.10        Kadmon Non-Compete; AbbVie Undertaking.

3.10.1     Duration and Scope.  For a period from the Closing Date until the fifth anniversary of the Closing Date, Kadmon and its Affiliates, and any successors thereto, shall not engage anywhere in the Territory in the manufacture, use, distribution, promotion, importation or sale of a Competing Product, provided that nothing in this Section 3.10 shall operate to prevent the manufacture, use, importation or Commercialization of Products under any license granted to Kadmon pursuant to Section 2.3.3(b).

3.10.2     Reasonableness.  Kadmon agrees that the duration and geographic scope of the non-competition provision set forth in this Section 3.10 are reasonable.  In the event that

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the Parties agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable.  The Parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every country in the Territory.

3.10.3     AbbVie Undertaking.  If AbbVie or an Affiliate of AbbVie becomes aware that any Third Party to which AbbVie or its Affiliates has sold or otherwise distributed Product has promoted, resold or distributed such Product in Turkey or for clinical trial purposes, AbbVie shall cease any further sale or distribution of Product to such Third Party.

3.11        Non-Solicitation.  For a period from the Closing Date until the second anniversary of the Closing Date, no AbbVie Party shall actively recruit or solicit any of Kadmon’s (or its Affiliates’) sales force personnel (including representatives and managers), field based employees, managers, directors, medical liaison personnel or other employees who are involved in the marketing and sale of the Products without the prior written consent of Kadmon; provided, that notwithstanding the foregoing, each AbbVie Party shall be permitted to engage in general recruitment through advertisements or recruiting through head-hunters so long as employees and personnel of Kadmon are not specifically targeted.  If the time period specified in this Section 3.11 should be adjudged unreasonable in any court or dispute resolution proceeding, then the time period restriction shall be reformed to the maximum time limitation permitted by Applicable Law.

3.12        Insurance.  Prior to the Closing, Kadmon shall cause each insurance policy maintained by Kadmon or its Affiliates covering any Purchased Asset or Assumed Liability to be amended prior to the Closing, to name AbbVie as an additional insured. Effective upon the Closing, Kadmon shall appoint AbbVie as its true and lawful attorney-in-fact, in the name of Kadmon and any of its Affiliates, but on behalf of AbbVie, to pursue and enforce any and all rights of Kadmon or its Affiliates with respect to any occurrence, claim or loss with respect to any Purchased Asset or Assumed Liability.  Kadmon agrees that the foregoing appointment shall be coupled with an interest and shall be irrevocable.  Subject to Section 6.4.3, no such insurance shall affect any indemnification obligation hereunder.

3.13        Adverse Events and Safety Information.  Within *** days after the date of this Agreement, the Parties shall enter into an agreement to initiate a process for the exchange of adverse event safety data in a mutually agreed format, including but not limited to, postmarketing spontaneous reports received by the Party or its Affiliates in order to monitor the safety of the product and to meet reporting requirements with any applicable regulatory authority.

3.14        QD Formulation Approval.

3.14.1     With respect to the QD Formulation, subject to the terms and conditions of the License Agreement, Kadmon shall be solely responsible, at its own cost, either by itself of via subcontractors, for undertaking the development activities necessary to obtain Registration in the United States and in the Territory for the QD Formulation.  AbbVie shall have no financial or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

other obligations with respect to the Registration for the QD Formulation, other than the Milestone Payment related to the QD Formulation.  Prior to any submission to the FDA or any other Pharmaceutical Product Regulatory Authority, Kadmon shall provide AbbVie reasonable opportunity to review and comment on such Registration efforts regarding the QD Formulation (and Kadmon shall consider all such comments in good faith).  Kadmon shall submit to AbbVie copies of all inquiries or other material correspondence received from, or submitted to, the FDA related to the QD Formulation promptly after receipt or submission thereof, as applicable.  Kadmon shall promptly notify AbbVie upon obtaining Registration for the QD Formulation in any country in the United States and the Territory.  AbbVie hereby grants to Kadmon and Kadmon hereby accepts a royalty-free license, with a right to grant sublicenses, to cross-reference the EU Biostudies for the sole purpose of undertaking the development activities necessary to obtain Registration in the United States and in the Territory for the QD Formulation.

3.14.2     Upon obtaining a Registration in any country in the Territory of the QD Formulation, ownership, right, title and interest in and to any and all Intellectual Property Rights Controlled by Kadmon or any of its Affiliates that are related to the QD Formulation in the applicable country shall be transferred to AbbVie free and clear of any Encumbrance.  The Parties agree that transfer of title and ownership with respect to such Intellectual Property Rights will take place immediately following receipt of the Registration in any country in the Territory for the QD Formulation and no payment shall be made by AbbVie pursuant to Section 2.3.1(i) until (a) such transfer has been completed in form and substance reasonably acceptable to AbbVie, (b) Kadmon shall have transferred to AbbVie all Manufacturing Documentation owned by Kadmon and generated from and after the Effective Date that is necessary or useful for AbbVie to manufacture the QD Formulation in the applicable country in the Territory, which Manufacturing Documentation shall be jointly owned by the parties in accordance with Section 2.1, and (c) to the extent any Third Party owns or controls any Manufacturing Documentation generated from and after the Effective Date that is necessary or useful for AbbVie to manufacture the QD Formulation in the applicable country in the Territory, Kadmon shall have provided copies of any such Manufacturing Documentation to AbbVie.

3.14.3     The Parties each agree and acknowledge that there is no guarantee or assurance that the Registration of the QD Formulation will be obtained and, as such, failure to obtain any such Registration shall not constitute a breach of this Agreement by either Party.

3.15        AbbVie Supply.  If AbbVie secures supply of the Product at a price lower than that at which Kadmon supplies the Product to AbbVie pursuant to the Supply Agreement, then the Parties shall negotiate in good faith with a view to entering into an agreement pursuant to which AbbVie shall supply and have manufactured or manufacture the Product for sale to Kadmon on terms mutually acceptable to the Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.             REPRESENTATIONS AND WARRANTIES.

4.1          Representations and Warranties of AbbVie. AbbVie hereby represents and warrants to Kadmon that as of the Effective Date and as of the Closing Date:

4.1.1       Authorization.  The execution, delivery and performance of this Agreement and the Ancillary Agreements have been duly authorized by the Board of Directors of AbbVie.  No stockholder action or approval or other corporate action or approval on the part of AbbVie or its Affiliates is required for the execution, delivery and performance of this Agreement and the Ancillary Agreements by AbbVie.

4.1.2       Organization.  AbbVie is a corporation duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation;

4.1.3       Power and Authority.  AbbVie has the power and authority to execute and deliver this Agreement and the Ancillary Agreements and to perform its obligations hereunder and thereunder; and

4.1.4       Non-Contravention.  The execution, delivery and performance by AbbVie of this Agreement and the Ancillary Agreements and its compliance with the terms and provisions hereof and thereof does not and shall not conflict with or result in a breach of any of the terms and provisions of or constitute a default under:  (a) a loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property that would adversely affect AbbVie’s ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements; (b) the provisions of its charter or operative documents or bylaws; or (c) any order, writ, injunction or decree of any Governmental Authority entered against it or by which any of its property is bound that would adversely affect AbbVie’s ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements.

4.2          Representations and Warranties of Kadmon.  Except as otherwise set forth in a disclosure schedule (the “Kadmon Disclosure Schedule”), Kadmon hereby represents and warrants to AbbVie that as of the Effective Date and as of the Closing Date:

4.2.1       Authorization.  The execution, delivery and performance of this Agreement and the Ancillary Agreements (a) have been duly authorized by the Board of Managers of Kadmon and (b) shall be approved and ratified by the members of Kadmon, the requisite approvals of which are set forth on Schedule 4.2.1, on or prior to the Closing Date.  Except as set forth on Schedule 4.2.1, no other member action or approval or other corporate action or approval on the part of Kadmon or its Affiliates is required for the execution, delivery and performance of this Agreement by Kadmon.

4.2.2       Organization; Power and Authority.  Kadmon is a limited liability entity organized, validly existing and in good standing under the laws of the state or other jurisdiction of its incorporation or formation.  Kadmon has the power and authority to own the Purchased Assets and to execute and deliver this Agreement and the Ancillary Agreements and to perform its obligations hereunder and thereunder.  This Agreement and the Ancillary Agreements have

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

been duly executed and delivered by Kadmon, and constitute the legal, valid and binding obligations of Kadmon, enforceable against it in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

4.2.3       Non-Contravention.  The execution, delivery and performance of this Agreement and the Ancillary Agreements by Kadmon and the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements will not:  (a) except as set forth on Schedule 4.2.3, violate, conflict with, result in any material breach of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under any material Contract of Kadmon, including any Assigned Contracts; (b) result in the creation of any Encumbrance on any of the Purchased Assets; (c) violate any Applicable Laws; or (d) except as set forth on Schedule 4.2.3, give any party to any Assigned Contract the right to terminate, modify or accelerate any rights, obligations or performance under such agreement.

4.2.4       Title to Purchased Assets.  Except as set forth on Schedule 4.2.4, Kadmon has the sole and exclusive right, title and interest in and to the Purchased Assets, free and clear of all Encumbrances.  Except as set forth on Schedule 4.2.4, no portion of the Purchased Assets has been licensed from or to any Third Party.  At the Closing, AbbVie shall own exclusively all Purchased Assets.  There is no consent, approval, order and authorization of or from, and registration, notification, declaration or filing to or with, any Person, including any Governmental Authority that is required by Kadmon in connection with the execution, delivery or performance by Kadmon of this Agreement and the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby.  The Purchased Assets, the license grants under the License Agreement, the rights conferred by the Assigned Contracts and the supply of Product by certain Third Party suppliers (as contemplated in the Supply Agreement) comprise all of the assets and rights that are used or held for use by Kadmon and/or its Affiliates related to the Compound and/or Product in the Territory prior to the Effective Date.

4.2.5       Intellectual Property.

(a)           Kadmon owns exclusively all right, title and interest in and to, or has valid and enforceable exclusive license rights to, all of the Intellectual Property Rights as set forth on Schedule 4.2.5(a) which includes all Intellectual Property Rights Controlled by Kadmon or any of its Affiliates that are related to the Compound, Product or the exploitation thereof in the Territory (“Kadmon Intellectual Property Rights”).  None of the rights of Kadmon or its Affiliates under the Kadmon Intellectual Property Rights were developed with federal funding from the U.S. government or any other Governmental Authority.

(b)           Schedule 4.2.5(b) sets forth a true, accurate and complete list of all registered and applications for registration of Kadmon Intellectual Property Rights and similar filings with any Governmental Authority relating to the Purchased Assets Controlled by Kadmon or any of its Affiliates (which Schedule identifies the applicable serial or other identifying number, country, filing, expiration date and title, if applicable in the Territory).  Kadmon has made available true and complete copies of all such registrations, applications and similar filings to AbbVie.  Except as set forth on Schedule 4.2.5(b) Neither Kadmon nor any of its Affiliates

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Controls or otherwise uses any trademarks, trademark registrations, trademark applications, service marks, service mark registrations or service mark applications in connection with the use, sale or intended sale of Product in the Territory.  Other than the Purchased Assets and the Kadmon Technical Information, there is no know-how, techniques, processes, methods, formulations, specifications, chemical materials, biologic materials, assays, marketing plans and strategies, software (including source code and related documentation) or other data and information (and all copyrights, trademarks, trade secret rights and other Intellectual Property Rights relating to any of the foregoing) Controlled by Kadmon which relates to the Product for use in the Territory, in written, electronic or any other form.

(c)           Schedule 4.2.5(c) lists all license agreements in respect of any of Kadmon Intellectual Property Rights relating to the Purchased Assets and the Territory either licensed by Kadmon or any of its Affiliates as licensor to Third Parties or licensed from Third Parties to Kadmon or any of its Affiliates as licensee.

(d)           (i) The Kadmon Intellectual Property Rights are, to Kadmon’s Knowledge, enforceable and valid, (ii) to Kadmon’s Knowledge, no actions or omissions have occurred in connection with the pending patent applications set forth on Schedule 4.2.5(b) which would reasonably be likely to render any Kadmon Patent Rights maturing from the patent applications unenforceable, and (iii) none of such Kadmon Intellectual Property Rights has been or is the subject of (A) any pending proceeding (including, with respect to the Kadmon Patent Rights, inventorship challenges, interferences, reissues, reexaminations and oppositions or similar proceedings) or any order or other agreement restricting or any order or other agreement restricting (1) the use of any such Kadmon Intellectual Property Rights in connection with the exploitation of the Compound or Product in the Territory or (2) the assignment or license thereof by Kadmon (or any of its Affiliates, as applicable), or (B) to Kadmon’s Knowledge, any threatened proceeding or claim of infringement or misappropriation threatened or made in writing or any pending claim or proceeding to which Kadmon (or any of its Affiliates, as applicable) is a party.

(e)           Kadmon has the unrestricted right to assign, transfer or grant to AbbVie all its rights in and to the Kadmon Intellectual Property Rights that are being assigned, transferred or granted to AbbVie under this Agreement, in each case free of any Encumbrances, and without payment by either party of any royalties, license fees or other amounts to any other Person.

(f)            Schedule 4.2.5(f) sets forth a true, accurate and complete list of all Assigned Contracts that include royalty, license fee and other similar payment obligations of Kadmon (or any of its Affiliates) with respect to the Kadmon Patent Rights or otherwise in connection with the exploitation of the Compound or Product in the Territory.  Other than as set forth on Schedule 4.2.5(f), (i) none of the Assigned Contracts include royalties, license fees or other similar payment obligations owed to any Third Party after Closing in connection with the Kadmon Patent Rights or otherwise in connection with the exploitation of the Compound or Product in the Territory, and (ii) neither Kadmon nor any of its Affiliates is a party to, or otherwise bound by, any other Contract which include royalties, license fees or other similar payment obligations owed to any Third Party after Closing in connection with the Kadmon

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Patent Rights or otherwise in connection with the exploitation of the Compound or Product in the Territory.

(g)           Except as set forth on Schedule 4.2.5(g), to Kadmon’s Knowledge, there is no unauthorized use, infringement, misappropriation or violation of any of the Kadmon Intellectual Property Rights relating to the Purchased Assets by any Person.  To Kadmon’s Knowledge, the exploitation (including the manufacture, use, sale, offer for sale or importation thereof) of the Compound or Product in the Territory does not infringe or misappropriate or otherwise violate, as applicable, the Intellectual Property Rights of any Person.  Kadmon has not received any written notice from any Person regarding, and has no Knowledge of, any claim or assertion of, any infringement, misappropriation or violation with respect to Intellectual Property Rights of any Person in connection with the exploitation of the Compound or Product in the Territory.

(h)           All issuance, renewal, maintenance and other payments that are or have become finally due with respect to the Kadmon Intellectual Property Rights have been paid by or on behalf of Kadmon as of the Effective Date.  All documents, certificates and other material in connection with the Kadmon Intellectual Property Rights have, for the purposes of maintaining such Kadmon Intellectual Property Rights, been filed in a timely manner with the relevant Governmental Authorities.  Kadmon and to Kadmon’s Knowledge, its Affiliates or its licensors, as applicable, have filed, prosecuted and maintained all Kadmon Patent Rights and have filed and maintained all other Kadmon Intellectual Property Rights.

(i)            Kadmon has taken reasonable measures to maintain in confidence all Kadmon trade secrets and Kadmon Confidential Information.

4.2.6       Inventory.  Except as set forth on Schedule 4.2.6, neither Kadmon or its Affiliates, nor any Third Party on behalf of Kadmon or its Affiliates, owns, possesses and/or is control of any inventory of finished Product for sale or use in the Territory.

4.2.7       Compliance with Legal Requirements; Regulatory Matters.

(a)           Kadmon is not in violation in any material respect of any Applicable Laws, including, without limitation, the rules, regulations, guidelines, guidance, or requirements of any Governmental Authority with respect to research, development, manufacture, sale, labeling, storing, testing, distribution, record-keeping, reporting, import, export, advertising and promotion of or for the Product or otherwise relating to the Product, the Compound or the Purchased Assets.  Kadmon has not received any written notice of any asserted violation of Applicable Laws relating to the Purchased Assets, the Compound or the Product.  Kadmon is not aware of any pending investigation of any Governmental Authority with respect to the Purchased Assets, the Compound or the Product.

(b)           All of the activities of Kadmon and its Affiliates relating to the Product, the Compound or the Purchased Assets that are subject to the jurisdiction of the EMA or comparable Governmental Authority, or subject to the Drug Laws, have been conducted in compliance in all material respects with all applicable requirements under all such Drug Laws, including those relating to cGLP, cGCP, adverse event reporting, cGMP, recordkeeping, and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

filing of reports.  Neither Kadmon nor its Affiliates has received any written notice or other communication from the EMA or any other Governmental Authority alleging any material violation of any Drug Law relating to the Purchased Assets, the Compound or the Product, including any failure to maintain systems and programs adequate to ensure compliance with any Applicable Laws related to product quality, including cGMP, cGLP, and cGCP, as those terms are defined by FDA and in all applicable Drug Laws, by Kadmon relating to any activity that is subject to Drugs Laws.  Neither Kadmon nor its Affiliates has received with respect to the Purchased Assets, the Compound or the Product any (i) notices of inspectional observations (including those recorded on form FDA 483), establishment inspection reports, warning letters, untitled letters, (ii) notice of any intention to conduct an investigation or review, or (iii) other documents issued by the EMA or any other Governmental Authority that indicate material lack of compliance with any Drug Law by the Kadmon, or by Persons who are otherwise performing services for the benefit of Kadmon.

(c)           Kadmon and its Affiliates possess all Registrations from Governmental Authorities, or required by Governmental Authorities to be obtained, in each case, necessary for the lawful conduct of their respective businesses as now conducted relating to the Compound or Product.  All such Registrations are in full force and effect in all material respects and Kadmon and its Affiliates have filed all reports, notifications and filings with, and have paid all regulatory fees to, the applicable Governmental Authority necessary to maintain all of such Registrations in full force and effect.  Kadmon and its Affiliates are in compliance in all material respects with the terms of all such Registrations.  Neither Kadmon nor its Affiliates have received written notice to the effect that a Governmental Authority was considering the amendment, termination, revocation or cancellation of any Registration.  The consummation of the transactions contemplated under this Agreement, in and of itself, will not cause the revocation or cancellation of any Registration.

(d)           All Preclinical Studies performed by or on behalf of Kadmon or any of its Affiliates with respect to the Compound or Product in either (i) have been conducted in accordance, in all material respects, with applicable cGLP requirements, including those contained in 21 C.F.R. Part 58 or (ii) involved experimental research techniques that were not required to be performed by a registered cGLP testing laboratory (with appropriate notice being given to FDA or the applicable Governmental Authority), but (in the case of this clause (ii)) employed the applicable procedures and controls generally used by qualified experts in the conduct of Preclinical Studies of products comparable to those being developed by Kadmon.  Neither Kadmon nor its Affiliates have received any written notice from a Governmental Authority requiring the termination or suspension or material modification of any Preclinical Study with respect to the Compound or Product.

(e)           All human clinical trials to the extent conducted by or on behalf of Kadmon or its Affiliates with respect to the Compound or Product have been and are being conducted, to the Knowledge of Kadmon, in material compliance with all applicable regulatory requirements relating to cGCP, “Informed Consent” and “Institutional Review Boards”, as those terms are defined by FDA and in all applicable Drug Laws relating to clinical trials or the protection of human subjects, including those contained in the International Conference on Harmonization (“ICH”) E6: Good Clinical Practices Consolidated Guideline, and in 21 C.F.R.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Parts 50, 54, 56, and 312, and the provisions governing the privacy of patient medical records under the Health Insurance Portability and Accountability Act of 1996 and the implementing regulations of the United States Department of Health and Human Services, and all comparable foreign Drug Laws.  Neither Kadmon, nor to the Knowledge of Kadmon, anyone acting on behalf of Kadmon, has received any written notice that the EMA or any other Governmental Authority or Institutional Review Board has initiated, required, or threatened to initiate or require, the termination or suspension, including clinical holds, or material modification of any clinical trials or non-clinical research with respect to the Compound or Product sponsored by Kadmon or its Affiliate.

(f)            All manufacturing operations with respect to the Compound or Product conducted by or, to the Knowledge of Kadmon, for the benefit of, Kadmon have been and are being conducted in accordance, in all material respects, with applicable cGMPs as that term is defined by FDA and in all applicable Drug Laws.

(g)           The Compound or Product (or any component thereof) manufactured, tested, distributed or held by Kadmon or its Affiliates has not been recalled, withdrawn, suspended or discontinued (whether voluntarily or otherwise).  No Proceedings (whether completed or pending) seeking the recall, withdrawal, suspension or seizure of any such product candidate are pending or, to the Knowledge of the Kadmon, threatened, against Kadmon, nor have any such Proceedings been pending at any time.  No study conducted by or for Kadmon on any Compound or Product has been placed on clinical hold by the EMA or any other Governmental Authority. Kadmon and its Affiliates have filed all annual and periodic reports and amendments required for the Compound required to be made to the EMA or any other Governmental Authority.

(h)           Kadmon is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders or similar agreements with or imposed by any Governmental Authority.  Kadmon has not been placed under or otherwise made subject to the FDA’s Application Integrity Policy pursuant to FDA’s Compliance Policy Guide (CPG) 7150.09, 56 FR 46191 (September 10, 1991).

(i)            Neither Kadmon nor any of its current officers, employees or agents, nor, to the Knowledge of Kadmon, any of its Affiliates, have ever been, are currently, or are the subject of a proceeding that could lead to it or such employees or agents becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual.  For purposes of this provision, the following definitions shall apply: (i) a “Debarred Individual” is an individual who has been debarred by the FDA pursuant to 21 U.S.C. §335a(a) or barred from providing services in any capacity to a person that has an approved or pending drug or injectable product application; (ii) a “Debarred Entity” is a corporation, partnership or association that has been debarred by the FDA pursuant to 21 U.S.C. §335a(a) or barred from submitting or assisting in the submission of any abbreviated drug application, or a subsidiary or affiliate of a Debarred Entity; (iii) an “Excluded Individual” or “Excluded Entity” is (A) an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal health care programs such as Medicare or Medicaid by the Office of the Inspector General (OIG/HHS) of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

the U.S. Department of Health and Human Services, or (B) is an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal procurement and non-procurement programs, including those produced by the U.S. General Services Administration (GSA); and (iv) a “Convicted Individual” or “Convicted Entity” is an individual or entity, as applicable, who has been convicted of a criminal offense that falls within the ambit of 21 U.S.C. §335a(a) or 42 U.S.C. §1320a - 7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible, and in each case any foreign equivalents thereof, as applicable.

(j)            Neither Kadmon nor any of its current officers, employees or agents, nor, to the Knowledge of Kadmon, any of its Affiliates, has made an untrue statement of a material fact or fraudulent statement to the EMA or any other Pharmaceutical Product Regulatory Authority, failed to disclose a material fact required to be disclosed to the EMA or any other Pharmaceutical Product Regulatory Authority, or committed any act, made any statement, or failed to make any statement, that would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Fact, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or any similar Applicable Law in any other country in the Territory.

(k)           Kadmon has no Knowledge of (i) any adverse event reportable to the FDA or EMA with respect to the safety or efficacy of the Compound or Product or (ii) any scientific or technical fact or circumstance that would reasonably be expected to materially and adversely affect the scientific, therapeutic or commercial viability of the Compound or Product.

(l)            With respect to the Purchased Assets, Kadmon has not been notified in writing by any Third Party or any Governmental Authority of any material failure (or any material investigation with respect thereto) by them or any licensor, licensee, partner or distributor to comply with, or maintain systems and programs to ensure compliance with, any Applicable Laws.

(m)          To Kadmon’s Knowledge, the Third Party contractors manufacturing Product have all of the material registrations necessary for the manufacture of such Product and are not in material breach of or default in any material respect under any such material registrations and are conducting manufacturing in accordance with all Applicable Laws.

(n)           All personal data collected, processed and disclosed by Kadmon or any of its Affiliates, including any information or data collected during any clinical trials conducted during the development, Preclinical Studies and clinical testing, manufacture, storage, distribution, supply and administration of the Product or Compound, have been, and are being, collected, processed, transferred, stored, used and disclosed in material compliance with (A) all Applicable Laws and industry standards, including the Health Insurance Portability and Accountability Act of 1996 and the implementing regulations of the U.S. Department of Health and Human Services, Directive 95/46/EC of 24 October 1995 and the implementing laws of the individual European Union countries and (B) Kadmon’s privacy, data protection and information security policies and practices (collectively “Privacy Practices”).  Neither Kadmon nor any of its Affiliates have received any:  (i) written notice or complaint alleging non-compliance with any

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Applicable Laws or the Privacy Practices relating to the collection, processing and disclosure of information or data; (ii) written claim for compensation for loss or unauthorized collection, processing or disclosure of data; or (iii) written notification of an application for rectification, erasure or destruction of information or data that is still outstanding.

(o)           No claims have been asserted nor, to Kadmon’s Knowledge, are threatened against Kadmon or its Affiliates by any person, regulator, law enforcement agency or entity alleging a violation of any privacy, personal or confidentiality rights under any of the Privacy Practices or Applicable Laws.  With respect to all personal or user information collected by Kadmon or its Affiliates in connection with the Purchased Assets, Kadmon has at all times taken all commercially reasonable steps necessary (including, without limitation, implementing and monitoring compliance with reasonable measures with respect to administrative safeguards and technical and physical security) to (i) protect such information against loss and against unauthorized access, use, modification, disclosure or other misuse and (ii) comply with Applicable Law and the Privacy Practices in its collection, processing, storage, use, disclosure and transfer of such information.  To the Knowledge of Kadmon, there has been no unauthorized access to, theft, breach or disclosure of or other misuse of that information.  To the Knowledge of Kadmon, there has been no unauthorized disclosure, whether pursuant to Applicable Law or the Privacy Practices, of electronic communications, patient data, clinical data or protected health information to any Third Party, including any Governmental Authority.

(p)           Kadmon has made available to AbbVie (i) complete and correct copies of the Registrations for the Compound or Product, including all supplements and amendments thereto, (ii) all correspondence sent to and received from any Governmental Authority or any Institutional Review Board that concerns or would reasonably be expected to impact the Compound or Product, and (iii) all existing written records relating to all discussions and meetings between or involving Kadmon and any Governmental Authority or Institutional Review Board relating to the Compound or Product.

(q)           Kadmon has made available, or has caused its Affiliates to make available, to AbbVie all Technical Information, Regulatory Documentation, Manufacturing Documentation, and any other data, clinical studies and Preclinical Studies in Kadmon’s or Kadmon’s Affiliates’ Control regarding or related to the Compound or Product, and all such Technical Information, Regulatory Documentation and Manufacturing Documentation were and are true, complete and correct at such time and as of the date hereof.  Kadmon has prepared, maintained and retained all Manufacturing Documentation and Regulatory Documentation that is required to be maintained or reported pursuant to and, to the extent applicable, in accordance with Applicable Laws and, to the Knowledge of Kadmon, all such information is true, complete and correct in what it purports to be.  Schedule 1.51-Part A is a true and correct list of all Manufacturing Documentation owned by Kadmon as of the Effective Date; Schedule 1.51-Part B is a true and correct list of all Manufacturing Documentation owned by a Third Party supplier of Kadmon that is in Kadmon’s possession as of the Effective Date; Schedule 1.32-Part A is a true and correct list of all Clinical Data owned and/or controlled by Kadmon in the Territory as of the Effective Date; and Schedule 1.33 is a true and correct list of all Registrations for the Product owned by Kadmon in Territory as of the Effective Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(r)            Immediately before giving effect to the transactions contemplated hereunder, except as set forth on Schedule 4.2.7(r), originals or copies of all Ex-US Clinical Data, Ex-US Regulatory Documentation, Manufacturing Documentation and Technical Information are in Kadmon’s possession or control.

4.2.8       Litigation.  There is no litigation or proceeding (including, but not limited to arbitration), in law or in equity, and there are no proceedings or governmental investigations before any commission or other administrative authority or Governmental Authority, pending, or, to Kadmon’s Knowledge, threatened, against Kadmon or with respect to the consummation of the transactions contemplated hereby, the Product, the Compound or the use of the Purchased Assets.

4.2.9       Contracts.  Schedule 4.2.9 sets forth a true and correct list of all of the Contracts between Kadmon or its Affiliates and Third Parties pursuant to which Kadmon has rights and/or obligations with respect to any Purchased Asset or the Product related to the Territory.  Kadmon has made available to AbbVie a true and correct copy of all Assigned Contracts.  The Assigned Contracts are in full force and effect and constitute valid and binding obligations of Kadmon and, to the Knowledge of Kadmon, the other parties thereto.  Neither Kadmon nor, to the Knowledge of Kadmon, the other parties to the Assigned Contracts are in default thereunder, and Kadmon has not received or given notice of any default thereunder from or to any of the other parties thereto, and, to the Knowledge of Kadmon, there exists no event which upon notice or the passage of time, or both, would reasonably be expected to give rise to any default by Kadmon or the other parties thereto.  Kadmon has not received any written notice, nor does Kadmon have any Knowledge that any party to any Assigned Contract intends to cancel or terminate any Assigned Contract.

4.2.10     Brokers.  No broker, investment banker, agent, finder or other intermediary acting on behalf of Kadmon or under the authority thereof, is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee directly or indirectly in connection with the transactions contemplated under this Agreement.

4.2.11     Insolvency.  Kadmon has not (a) made a general assignment for the benefit of creditors, (b) filed, or had filed against it, any bankruptcy petition or similar filing, (c) suffered the attachment or other judicial seizure of all or a substantial portion of its assets, or (d) admitted in writing its inability to pay its debts as they become due.

4.2.12     Taxes.

(a)           All U.S. federal, state, local, and non-U.S. Tax Returns relating to any and all Taxes concerning or attributable to Kadmon or any of its Affiliates, to the extent related to the Purchased Assets, have been timely filed, and such Tax Returns are true and correct in all material respects and have been completed in accordance with applicable law in all material respects.

(b)           All Taxes (whether or not shown on any Tax Return) required to be paid by or on behalf of Kadmon and each of its Affiliates, to the extent related to the Purchased Assets, have been timely paid.  There are no liens for Taxes upon the Purchased

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Assets.  There is no reasonable basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any lien for Taxes on the Purchased Assets.

(c)           There is no Tax deficiency outstanding, assessed, or proposed against or with respect to Kadmon or any of its Affiliates that is related to the Purchased Assets, nor has there been executed or requested any outstanding waiver of any statute of limitations on or extension of the period for the assessment or collection of any Tax of or with respect to Kadmon or any of its Affiliates that is related to the Purchased Assets.

(d)           Neither Kadmon nor any of its Affiliates has been notified of any request for an audit, examination, or proceeding with respect to any Tax Return that relates to or concerns the Purchased Assets, nor is any such audit, examination, or proceeding presently in progress.  No adjustment relating to any Tax Return filed by or with respect to Kadmon or any of its Affiliates that relates to the Purchased Assets has been proposed by any Taxing Authority.  No claim that relates to the Purchased Assets has ever been made that Kadmon or any of its Affiliates is or may be subject to taxation in a jurisdiction in which it does not file Tax Returns.

(e)           None of the Purchased Assets is a “United States real property interest” within the meaning of Section 897(c)(1) of the Code.

4.2.13     Undisclosed Liabilities.  Kadmon does not have any Liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due) related to Purchased Assets, except for contractual liabilities incurred in the ordinary course of business under the Assigned Contracts.

4.2.14     Product Sales.  Except pursuant to distribution agreements set forth on Schedule 4.2.14, Kadmon has not Commercialized any Products in the Territory.

4.2.15     Full Disclosure.  None of the representations or warranties made by Kadmon in this Agreement or any Ancillary Agreement, nor statements made in the Kadmon Disclosure Schedule or any certificate furnished by Kadmon pursuant to this Agreement or any Ancillary Agreement, when taken together, contain any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

5.             CONDITIONS TO CLOSING

5.1          Condition to Obligations of AbbVie.  The obligation of AbbVie to consummate this Agreement and the transactions contemplated hereby are subject to the fulfillment, prior to or at the Closing, of the following conditions precedent:

5.1.1       Representations and Warranties.  Each of the representations and warranties of Kadmon contained in Section 4.2 shall be true and correct in all material respects as of the date of this Agreement, and shall be so true and correct in all material respects as of the Closing Date (in each case, except those representations and warranties that are made as of a

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

specific date, which representations and warranties need only be so true and correct in all material respects as of such date).

5.1.2       Covenants.  Kadmon shall have performed or complied in all material respects with all covenants and obligations of this Agreement required to be performed or complied with by Kadmon on or prior to the Closing Date.

5.1.3       Closing Certificate.  Kadmon shall have delivered to AbbVie a certificate of Kadmon, executed by an officer of Kadmon, certifying on behalf of Kadmon that the statements set forth in Subsections 5.1.1 and 5.1.2 have been satisfied.

5.1.4       Ancillary Agreements.  Kadmon shall have delivered to AbbVie each Ancillary Agreement to which it is a party, each of which shall have been validly executed by a duly authorized representative of Kadmon.

5.1.5       Corporate Certificate.  Kadmon shall have delivered to AbbVie a certificate dated as of the Closing Date and signed on Kadmon’s behalf by an officer of Kadmon certifying as follows: (a) Kadmon’s Certification of Incorporation, or equivalent organizational document, attached to such certificate is true, correct and complete, in full force and effect in the form attached to such certificate from and after the date of the adoption of the resolutions referred to in clause (b) below, and no amendment to such Certificate of Incorporation has occurred from and after the date of the last amendment annexed thereto; and (b) the resolutions of the members, if applicable, and the Board of Directors of Kadmon attached to such certificate authorizing this Agreement, the Ancillary Agreements and the transactions contemplated by this Agreement and the Ancillary Agreements were duly adopted at a duly convened meeting thereof or by written consent, remain in full force and effect, and have not been amended, rescinded or modified.

5.1.6       No Material Adverse Effect.  No Material Adverse Effect shall have occurred and be continuing.

5.1.7       Non-Foreign Status Certification.  Kadmon shall have delivered to AbbVie a certificate of non-foreign status that meets the requirements of Treasury Regulations section 1.1445-2(b)(2), in the form specified by Treasury Regulations section 1.1445-2(b)(2)(iv).

5.1.8       Bank Consent.  Cortland Capital Market Services, LLC, as administrative agent under the Kadmon Credit Agreement, shall have released the Encumbrances on the Purchased Assets and shall have consented to the transactions contemplated under this Agreement and the Ancillary Agreements, in a form satisfactory to AbbVie.

5.1.9       Amendment to Supply Agreements.  Each of the supply agreements listed on Schedule 5.1.9 shall be amended in form and substance satisfactory to AbbVie, using the letter agreement substantially in the form set forth in Schedule 5.1.9, to remove the exclusivity provisions thereunder in order to permit an AbbVie Party to enter into supply arrangements for Product (or any ingredient or intermediary thereof) or packaging or other services related thereto with such suppliers.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.2          Condition to Obligations of Kadmon.  The obligation of Kadmon to consummate this Agreement and the transactions contemplated hereby are subject to the fulfillment, prior to or at the Closing, of the following conditions precedent:

5.2.1       Representations and Warranties.  Each of the representations and warranties of AbbVie contained in Section 4.1 shall be true and correct in all material respects as of the date of this Agreement, and shall be so true and correct in all material respects as of the Closing Date (in each case, except those representations and warranties that are made as of a specific date, which representations and warranties need only be so true and correct in all material respects as of such date).

5.2.2       Covenants.  AbbVie shall have performed or complied in all material respects with all covenants and obligations of this Agreement and the Ancillary Agreements required to be performed or complied with by AbbVie on or prior to the Closing Date.

5.2.3       Ancillary Agreements.  AbbVie shall have delivered to Kadmon each Ancillary Agreement to which it is a party, each of which shall have been validly executed by a duly authorized representative of AbbVie.

6.             INDEMNIFICATION.

6.1          Survival.  The representations and warranties of the Parties contained in this Agreement, or in any certificate or other writing delivered pursuant hereto or thereto or in connection herewith or therewith shall survive until *** months from the Closing Date (the “Expiration Date”), except that the representations and warranties in Sections 4.1.1, 4.1.2, 4.1.3, 4.2.1, 4.2.2, 4.2.4 and 4.2.12, (the “Special Representations”) shall survive until *** days following expiration of all statutes of limitation applicable to the matters referred to therein.  Notwithstanding the preceding sentence, any representation or warranty in respect of which indemnity may be sought under Sections 6.2 or 6.3 herein shall survive the time at which it would otherwise terminate pursuant to the preceding sentence if notice of the inaccuracy or breach or potential liability thereof giving rise to such right to indemnity, with reasonable detail to allow the receiving Party to make an assessment thereof, shall have been given to the Party against whom such indemnity may be sought prior to the Expiration Date.  Except for the Special Representations, no claim for indemnity for breaches of representations and warranties under this Agreement may be made on or after the Expiration Date.  The representations and warranties contained in this Agreement (and any right to indemnification for breach thereof) shall not be affected by any investigation conducted by or on behalf of an Indemnified Party or any knowledge acquired (or capable of being acquired) by an Indemnified Party, whether before or after the Closing Date, with respect to the inaccuracy of any such representation or warranty.

6.2          Indemnification by AbbVie.  AbbVie shall indemnify, defend and hold harmless Kadmon, its Affiliates, and their respective employees, officers, directors and agents (each, an “Kadmon Indemnified Party”) from and against any and all Losses that the Kadmon Indemnified Party directly incurs, and all Losses that the Kadmon Indemnified Party actually pays to one or more Third Parties, in each instance to the extent resulting from or arising out of (a) any misrepresentation or breach of warranty made by AbbVie pursuant to the provisions of

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this Agreement, the Ancillary Agreements or any certificate or other writing delivered pursuant hereto or thereto, (b) any failure by AbbVie to fully perform, fulfill or comply with any covenant or agreement set forth herein, in the Ancillary Agreements or any certificate or other writing delivered pursuant hereto or thereto, and (c) any Assumed Liabilities; provided, however, that AbbVie will not be obligated to indemnify or hold harmless any Kadmon Indemnified Party from any such Losses to the extent resulting from (1) any breach by Kadmon of any of its representations, warranties or obligations pursuant to this Agreement, (2) Kadmon’s or its Affiliates’ negligence (or more culpable act or omission) or violation of Applicable Laws or regulations in performing or failing to perform its rights or obligations in connection with this Agreement.

6.3          Indemnification by Kadmon.  Kadmon shall indemnify, defend and hold harmless each AbbVie Party and their respective employees, officers, directors and agents (each, an “AbbVie Indemnified Party”) from and against any and all Losses that the AbbVie Indemnified Party directly incurs, and all Losses that the AbbVie Indemnified Party actually pays to one or more Third Parties, in each instance to the extent resulting from or arising out of (a) (i) any misrepresentation or breach of warranty made by Kadmon pursuant to the provisions of this Agreement (other than Special Representations), the Ancillary Agreements or any certificate or other writing delivered pursuant hereto or thereto and (ii) any misrepresentation or breach of any Special Representation, (b) any failure by Kadmon to fully perform, fulfill or comply with any covenant or agreement set forth herein, in the Ancillary Agreements or any certificate or other writing delivered pursuant hereto or thereto, and (c) any Retained Liabilities; provided, however, that Kadmon will not be obligated to indemnify or hold harmless any AbbVie Indemnified Party from any such Losses to the extent resulting from (1) any breach by AbbVie of any of its representations, warranties or obligations pursuant to this Agreement or (2) AbbVie’s or its Affiliates’ negligence (or more culpable act or omission) or violation of Applicable Laws or regulations in performing or failing to perform its rights or obligations in connection with this Agreement.

6.4          Limitation of Indemnification.  The term “Indemnified Party” as used in this Section 6.4 shall refer to Kadmon Indemnified Party or AbbVie Indemnified Party as applicable.

6.4.1       Threshold Amount; Limitations.  No claim may be made by any Indemnified Party for indemnification pursuant to Section 6.2(a) or Section 6.3(a)(i) herein unless and until the aggregate amount of Losses for which the Indemnified Party seeks to be indemnified exceeds *** , in which case the Indemnifying Party shall be liable for the full amount of the aggregate Losses.  Further, an Indemnified Party shall not be entitled to receive indemnification more than once with respect to the same Loss even if the state of facts giving rise to such Loss constitutes a breach of more than one representation, warrant, covenant or agreement.

6.4.2       Cap.  Kadmon’s maximum liability for all claims made pursuant to Section 6.3(a)(i) shall not exceed *** .

6.4.3       Insurance.  Any Losses as to which indemnification provided for in Sections 6.2 and 6.3 may apply shall be determined net of any cash recovery actually received by

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an Indemnified Party with respect to insurance specifically with respect to the specific matter for which indemnification is sought, less any costs actually incurred in obtaining such recovery (including premium adjustments and similar charges).

6.4.4       Exclusive Remedy.  Except for actions or claims for fraud and the Special Representations, after the Closing, this Article 6 shall provide the sole and exclusive remedy for any misrepresentation or breach of any warranty pursuant to the provisions of this Agreement or any certificate or other writing delivered pursuant hereto.

6.5          Third Party Claims.

6.5.1       Procedure.  Promptly after the discovery by the Party seeking indemnification under Section 6.2 or 6.3 herein (the “Indemnified Party”) of any Loss, claim or breach, including any claim by a Third Party (a “Third Party Claim”) that would reasonably be expected to give rise to a claim for indemnification hereunder, the Indemnified Party shall give written notice to the Party against whom indemnity is sought (the “Indemnifying Party”); provided that, no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party of any liability or obligation hereunder, except to the extent that the Indemnifying Party has been prejudiced thereby, and then only to such extent.  The Indemnifying Party, upon request of the Indemnified Party, shall assume the defense of the Third Party Claim and retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnifying Party and the Indemnifying Party shall pay the fees and expenses of such counsel related to such proceeding.  In any such proceeding, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (a) the Parties shall have mutually agreed to the retention of such counsel, (b) the named parties to any such proceeding (including any impleaded parties) include the Parties and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (c) the Indemnified Party assumes the defense of a Third Party Claim after the Indemnifying Party has failed to diligently defend a Third Party Claim it has assumed per the Indemnified Party’s request.  All such fees and expenses incurred pursuant to this Section 6.5 shall be reimbursed as they are incurred.  In the event that the Indemnified Party assumes the defense of any Third Party Claim, the Indemnified Party’s right to indemnification for a Third Party Claim shall not be adversely affected by assuming the defense of such Third Party Claim.  The Indemnifying Party shall not be liable for any settlement of any proceeding unless affected with its written consent (which shall not be unreasonably withheld, conditioned or delayed).  The Indemnifying Party shall not, without the written consent of the Indemnified Party (which shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any Third Party Claim unless (a) such settlement includes an unconditional release of the Indemnified Party from all liability on claims to which the indemnity relates that are the subject matter of such proceeding and (b) it would not result in (i) the imposition of a consent order, injunction or decree that would restrict the future activity or conduct of the Indemnified Party or any of its Affiliates with respect to the Compound, Product, or any of the Purchased Assets, (ii) a finding or admission of a violation of Applicable Law or violation of the rights of any Person by the Indemnified Party or any of its Affiliates or (iii) any monetary liability of the Indemnified Party arising from such Third Party Claim that shall not be promptly paid or reimbursed by the Indemnifying Party.

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6.5.2       Confidential Information.  The Indemnified Party and the Indemnifying Party shall use Commercially Reasonable Efforts to avoid production of Confidential Information (consistent with Applicable Law), and to cause all communications among employees, counsel and others representing any party to a Third Party Claim to be made so as to preserve any applicable attorney-client or work-product privileges.

6.6          Direct Claims.  If an Indemnified Party wishes to make a claim for indemnification hereunder for a Loss that does not result from a Third Party Claim (a “Direct Claim”), the Indemnified Party shall notify the Indemnifying Party in writing of such Direct Claim promptly after first learning of such Direct Claim, the amount or the estimated amount of damages sought thereunder to the extent then ascertainable (which estimate shall not be conclusive of the final amount of such Direct Claim), any other remedy sought thereunder, any relevant time constraints relating thereto and, to the extent practicable, any other material details pertaining thereto.  The Indemnifying Party shall have a period of *** business days within which to respond to such Direct Claim.  If the Indemnifying Party does not respond within such *** business day period or rejects all or any part of the Direct Claim, the Indemnified Person shall be free to seek enforcement of its rights to indemnification under this Agreement and the Escrow Agreement with respect to such Direct Claim.

6.7          Treatment of Indemnity Payments.  Any payment made pursuant to this Section 6 shall be treated as an adjustment to the Purchase Price to the extent permitted by Applicable Law.

6.8          Escrow Instructions.  In the event that any claim for indemnification under this Agreement is made against the Escrow Amount that is subject to an alternative dispute resolution proceeding pursuant to Exhibit G, then in the event a final order is rendered pursuant to such dispute procedure relating to the liability of either Party, the Parties shall deliver to the Escrow Agent a joint written instruction authorizing the release of the applicable portion of the Escrow Amount in accordance with such final order

7.             TERMINATION

7.1          Grounds for Termination.  This Agreement may be terminated at any time prior to the Closing: (a) by written agreement of AbbVie and Kadmon; (b) by either AbbVie or Kadmon if the Closing shall not have been consummated on or before the date that is *** days after the Effective Date; provided that, such termination right shall not be available to a Party that has failed to fulfill its obligations under this Agreement or whose acts or omissions have been a significant cause of the Closing not occurring on or before such date; and (c) by AbbVie, so long as AbbVie is not then in material breach of any provision of this Agreement, if Kadmon has breached in any material respect any representation, warranty, covenant or agreement contained in this Agreement (it being understood that any materiality qualification in any representation and warranty shall be disregarded in determining whether any such breach has occurred for purposes of this clause (c)); provided, however, AbbVie must first provide written notice to Kadmon in accordance with Section 8.3 herein, specifying in reasonable detail the nature of such breach, and such breach must not have been cured by Kadmon during the *** days following the date that such written notice is deemed to have

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been given by AbbVie in accordance with Section 8.3 herein; (d) by Kadmon, so long as Kadmon is not then in material breach of any provision of this Agreement, if AbbVie has breached in any material respect any representation, warranty, covenant or agreement contained in this Agreement (it being understood that any materiality qualification in any representation and warranty shall be disregarded in determining whether any such breach has occurred for purposes of this clause (d)); provided, however, Kadmon must first provide written notice to AbbVie in accordance with Section 8.3 herein, specifying in reasonable detail the nature of such breach, and such breach must not have been cured by AbbVie during the *** days following the date that such written notice is deemed to have been given by AbbVie in accordance with Section 8.3 herein.  The Party desiring to terminate this Agreement pursuant to the foregoing clause (a), (b) or (c) shall give notice of such termination to the other Party in accordance with Section 8.3 herein.

7.2          Effect of Termination.  If this Agreement is terminated as permitted by Section 7.1 herein, such termination shall be without liability of either Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to the other Party to this Agreement; provided that, if such termination shall result from the willful failure of any Party to fulfill a condition to the performance of the obligations of another Party or to perform a covenant of this Agreement, or from a breach of any representation or warranty by any Party to this Agreement, such Party shall be fully liable for any and all Losses incurred by the other Party as a result of such failure or breach.  The provisions of Section 3.1 (Confidentiality), this Section 7.2 (Effect of Termination) and Section 8 (Miscellaneous) shall survive any termination pursuant to Section 7.1 herein.

8.             MISCELLANEOUS.

8.1          Governing Law, Jurisdiction.

8.1.1       Governing Law.  The interpretation and construction of this Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

8.1.2       Dispute Resolution.  If a dispute arises between the Parties, the Parties shall follow the alternative dispute resolution provisions provided for in Exhibit G.

8.2          Waiver.  A Party’s failure to enforce, at any time or for any period of time, any provision of this Agreement, or to exercise any right or remedy shall not constitute a waiver of that provision, right or remedy or prevent such Party from enforcing any or all provisions of this Agreement and exercising any rights or remedies.  To be effective any waiver must be in writing.

8.3          Notices.

8.3.1       Notice Requirements. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized

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overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 8.3 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 8.3.  Such Notice shall be deemed to have been given as of the date delivered by hand or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service.

8.3.2       Address for Notice.

For Kadmon

Kadmon Pharmaceuticals, LLC
450 East 29th Street, 5th Floor
New York, New York 10016
Attn: Steven N. Gordon, Executive Vice President and General Counsel
Fax: (212) 355-7855

with a copy to:

DLA Piper LLP (US)

1251 Avenue of the Americas

27th Floor

New York, New York 10020

Attn: Howard S. Schwartz, Esq.

Fax: (410) 580-3251

For: AbbVie Inc.

AbbVie Inc.

1 North Waukegan Road

North Chicago, Illinois 60064

Attn:  Executive Vice President, Global Commercial Operations

Facsimile:  (847) 937-3966

with a copy to:

AbbVie Inc.

1 North Waukegan Road

North Chicago, Illinois 60064

Attn:  Executive Vice President, Business Development, External Affairs and General Counsel

Facsimile:  (847) 937-3966

8.4          Entire Agreement.  This Agreement and the Ancillary Agreements constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and the Ancillary Agreements.  This Agreement and the Ancillary Agreements supersede all prior agreements, whether written or oral, with respect to the subject matter hereof and thereof.  Each

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Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set out in this Agreement and the Ancillary Agreements.  All Schedules or Exhibits referred to in this Agreement are intended to be and are hereby specifically incorporated into and made a part of this Agreement.  In the event of any inconsistency between any such Schedules or Exhibits and this Agreement, the terms of this Agreement shall govern.

8.5          Amendment.  Any amendment or modification of this Agreement must be in writing and signed by authorized representatives of both Parties.

8.6          Assignment.  Neither Party may assign its rights or delegate its obligations under this Agreement, in whole or in part without the prior written consent of the other Party, except that a Party may make such an assignment or delegation without the other Party’s consent (i) to Affiliates, provided that such assignment or delegation shall not relieve such assigning Party from its obligations hereunder or (ii) to a successor to substantially all of the business to which this Agreement pertains, whether in a merger, sale of stock, sale of assets, spin-off or other transaction.  Any permitted successor or assignee of rights and/or obligations hereunder shall, in writing to the other Party, expressly assume performance of such rights and/or obligations.  Any attempted assignment or delegation in violation of this Section 8.6 shall be void.

8.7          No Benefit to Others.  The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights in any other Persons, except as otherwise expressly provided in this Agreement.

8.8          Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument.  An executed signature page of this Agreement delivered by facsimile or PDF transmission shall be as effective as an original executed signature page.

8.9          Construction.  Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or).  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The term “including” as used herein shall mean including, without limiting the generality of any description preceding such term.  The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.

8.10        Severability.  To the fullest extent permitted by Applicable Law, the Parties waive any provision of law that would render any provision in this Agreement invalid, illegal or unenforceable in any respect.  If any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect, then such provision will be given no effect by the Parties and shall not form part of this Agreement.  To the fullest extent permitted by Applicable Law and if the rights or obligations of any Party will not be materially and adversely affected, all other provisions of this Agreement shall remain in full force and effect and the Parties will use their

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best efforts to negotiate a provision in replacement of the provision held invalid, illegal or unenforceable that is consistent with Applicable Law and achieves, as nearly as possible, the original intention of the Parties.

8.11        Expenses.  Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense, provided that any costs or expenses incurred in connection with perfecting and/or recording the transfer of ownership of the Kadmon Patent Rights shall be borne by AbbVie.

8.12        Parent Guarantee.  Parent guarantees the payment of all amounts due by AbbVie to Kadmon under this Agreement.

8.13        Bankruptcy Limitation.  The Parties further agree that in the event Kadmon, its Affiliates, or any successor, assign or trustee seeks to sell, transfer or otherwise convey the ANDA pursuant to Section 363 of the Code, such sale, transfer or conveyance must be made subject to this Agreement and all licenses and rights to licenses granted under and pursuant to this Agreement, and that no other consideration would be sufficient to adequately protect AbbVie’s rights and interests under this Agreement so as to permit such sale, transfer or conveyance free and clear of AbbVie’s rights and interests under Section 363(f) of the Code.

8.14        Exclusion of Damages.  EXCEPT FOR EACH PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 6.2 AND 6.3, AND FOR ANY BREACH OF SECTION 3.10, NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY FOR ANY CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL, OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF GOODWILL OR LOST PROFITS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR CLAIMS.

8.15        Patent Application.

8.15.1     License Grant.  AbbVie hereby grants to Kadmon, and Kadmon hereby accepts, a royalty-free, exclusive (even as to AbbVie, its Affiliates and any successor and assign), perpetual and irrevocable license, with a right to grant sub-licenses, under the Patent Application, to make or have made, promote, market, distribute and sell the QD Formulation, except QD Formulation in or for Co-Packaged Product, in the United States.  Notwithstanding the foregoing, upon termination of the License Agreement, the license grant set forth herein shall include QD Formulation in or for Co-Packaged Product in the United States.  Kadmon acknowledges and agrees that except as set forth herein, it has no rights under the Patent Application with respect to the Co-Packaged Product in or for the United States.

8.15.2     Prosecution and Maintenance.

(a)           Kadmon shall, at its sole discretion, secure and protect the Patent Application in the United States, at its own cost, including, filing and prosecuting any patent applications and maintaining any patents within the Patent Application in the United States.  Kadmon may at any time decline to undertake or continue such prosecution or maintenance of the Patent Application in the United States. If Kadmon elects not to file, prosecute or maintain

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the Patent Application in the United States, Kadmon shall provide written notice, within a reasonable period of time (which in any event will not be less than *** days prior to the next action or payment due date required to keep such Patent Application in the United States in full force and effect), of such election to AbbVie and Kadmon shall be deemed to have no further rights or obligations hereunder with respect to such Patent Application in the United States.

(b)           Kadmon shall have the first right to control any interference, opposition, post-grant review, reexamination and similar proceedings relating to the Patent Application in the United States. AbbVie shall be provided prompt notice of the institution of such proceedings, or the intent to institute such proceedings, within a reasonable period of time, and shall be provided advance copies of any documents related thereto for review and comment; provided, however, that the final decision with respect thereto shall rest with Kadmon.

(c)           AbbVie shall, at its sole discretion, secure and protect the Patent Application in the Territory, at its own cost, including, filing and prosecuting any patent applications and maintaining any patents within the Patent Application in the Territory.

(d)           Without limiting the foregoing, AbbVie shall be copied on all filings and correspondence to, and Kadmon shall promptly provide to AbbVie copies of all correspondence received from, the USPTO regarding the Patent Application.

8.15.3     Third Party Infringement.

(a)           Each Party shall promptly report in writing to the other Party during the Term any known or suspected infringement of the Patent Application (“Infringement”).  The reporting Party shall provide the other Party with all available evidence supporting such infringement, suspected infringement, unauthorized use or suspected unauthorized use. Promptly after receipt of a notice of Infringement, the Parties shall discuss in good faith the infringement and appropriate actions that could be taken to cause such infringement to cease.

(b)           Kadmon shall have the first right to initiate a suit or take other appropriate action that it believes is reasonably required to protect the Patent Application in the United States against any Infringement. If Kadmon decides not to initiate a suit or take other appropriate action with respect to any such Infringement in the United States, then AbbVie may undertake such actions, in which case Kadmon shall, and shall cause its Affiliates to, cooperate with AbbVie in its efforts to initiate a suit or take other appropriate action with respect to any Infringement in the United States, and shall agree to be parties in any suit, if requested.

(c)           Without regard to which Party initiates a suit or takes other appropriate action with respect to any Infringement in the Territory under Section 8.15.3(b), all costs (including all reasonable costs and expenses associated with any defense of a claim hereunder) associated with any such action in the United States, and any costs and expenses incurred by any Party or its Affiliates with respect to any Infringement shall be the sole responsibility of the Party initiating the action.  Any proceeds from such actions shall be allocated between the Parties first to compensate each Party on a pro rata basis for amounts it incurred in pursuing such actions and second to the Party instituting the action.

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(d)           The enforcing Party under Section 8.15.3(b) shall have the sole and exclusive right to select counsel for any suit initiated by it.  If required under Applicable Law in order for such enforcing Party to initiate and/or maintain such suit or action, the other Party shall join as a party to the suit or action.  Such other Party shall offer reasonable assistance to such enforcing Party in connection therewith at such enforcing Party’s cost and expense.

8.15.4     Patent Infringement Claims Against Kadmon and/or AbbVie.

(a)           In the event of the institution of any infringement claim against Kadmon as a result of the activities conducted by Kadmon under the license granted under Section 8.15.1 (“Infringement Claim”), Kadmon shall as soon as reasonably practicable notify AbbVie.

(b)           Kadmon shall have the sole right to defend the Infringement Claim at its sole cost and expense.  Kadmon shall notify and keep AbbVie apprised in writing of such action.

[Signature Page Follows]

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IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

Kadmon Pharmaceuticals, LLC		AbbVie Bahamas Ltd.

By	/s/ Steven N. Gordon	By	/s/ William Chase
Name: Steven N. Gordon		Name: William Chase
Title: Executive Vice President and General Counsel		Title: Authorized Officer

Solely for purposes of Section 8.12

AbbVie Inc.

By	/s/ William Chase
Name: William Chase
Title: Authorized Officer

[Signature Page to Asset Purchase Agreement]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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A-2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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B-2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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B-3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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G-2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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G-3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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